                                                                 Exhibit 4(g)(3)




                    AMENDED AND RESTATED DECLARATION OF TRUST


                                       OF


                             XEROX CAPITAL TRUST II


                          Dated as of November 27, 2001

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                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1    Definitions.                                                   1

                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1    Trust Indenture Act; Application.                              8
SECTION 2.2    Lists of Holders of Securities.                                9
SECTION 2.3    Reports by the Property Trustee.                               9
SECTION 2.4    Periodic Reports to Property Trustee.                          9
SECTION 2.5    Evidence of Compliance with Conditions Precedent.              9
SECTION 2.6    Events of Default; Waiver.                                    10
SECTION 2.7    Event of Default; Notice.                                     12

                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1    Name.                                                         12
SECTION 3.2    Office.                                                       13
SECTION 3.3    Purpose.                                                      13
SECTION 3.4    Authority.                                                    13
SECTION 3.5    Title to Property of the Trust.                               13
SECTION 3.6    Powers and Duties of the Administrative Trustees.             13
SECTION 3.7    Prohibition of Actions by the Trust and the Trustees.         16
SECTION 3.8    Powers and Duties of the Property Trustee.                    17
SECTION 3.9    Certain Duties and Responsibilities of the Property
                 Trustee.                                                    19
SECTION 3.10   Certain Rights of Property Trustee.                           20
SECTION 3.11   Delaware Trustee.                                             22
SECTION 3.12   Execution of Documents.                                       23
SECTION 3.13   Not Responsible for Recitals or Issuance of Securities.       23
SECTION 3.14   Duration of Trust.                                            23
SECTION 3.15   Mergers.                                                      23
SECTION 3.16   Compensation.                                                 25

                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1    Sponsor's Purchase of Common Securities.                      25
SECTION 4.2    Responsibilities of the Sponsor.                              25
SECTION 4.3    Right to Proceed.                                             26

                                    ARTICLE V
                                    TRUSTEES

SECTION 5.1    Number of Trustees: Appointment of Co-Trustee.                26
SECTION 5.2    Delaware Trustee.                                             27
SECTION 5.3    Property Trustee; Eligibility.                                27
SECTION 5.4    Certain Qualifications of Administrative Trustees and
                 Delaware Trustee Generally.                                 28
SECTION 5.5    Administrative Trustees.                                      28
SECTION 5.6    Delaware Trustee.                                             29

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SECTION 5.7    Appointment, Removal and Resignation of Trustees.             29
SECTION 5.8    Vacancies among Trustees.                                     30
SECTION 5.9    Effect of Vacancies.                                          30
SECTION 5.10   Meetings.                                                     31
SECTION 5.11   Delegation of Power.                                          31
SECTION 5.12   Merger, Conversion, Consolidation or Succession to
                 Business.                                                   31

                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1    Distributions.                                                32

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1    General Provisions Regarding Securities.                      32
SECTION 7.2    Execution and Authentication.                                 33
SECTION 7.3    Form and Dating.                                              33
SECTION 7.4    Registrar, Paying Agent, Exchange Agent and the
                 Conversion Agent.                                           35
SECTION 7.5    Paying Agent to Hold Money in Trust.                          35
SECTION 7.6    Replacement Securities.                                       36
SECTION 7.7    Outstanding Trust Preferred Securities.                       36
SECTION 7.8    Trust Preferred Securities in Treasury.                       36
SECTION 7.9    Temporary Securities.                                         36
SECTION 7.10   Cancellation.                                                 37
SECTION 7.11   CUSIP Numbers.                                                38

                                  ARTICLE VIII
                              TERMINATION OF TRUST

SECTION 8.1    Termination of Trust.                                         38

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

SECTION 9.1    Transfer of Securities.                                       39
SECTION 9.2    Transfer Procedures and Restrictions.                         39
SECTION 9.3    Deemed Security Holders.                                      45
SECTION 9.4    Book Entry Interests.                                         45
SECTION 9.5    Notices to Clearing Agency.                                   46
SECTION 9.6    Appointment of Successor Clearing Agency.                     46

                                    ARTICLE X
      LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES AND OTHERS

SECTION 10.1   Liability.                                                    46
SECTION 10.2   Exculpation.                                                  46
SECTION 10.3   Fiduciary Duty.                                               47
SECTION 10.4   Indemnification.                                              48
SECTION 10.5   Outside Businesses.                                           50
SECTION 11.1   Fiscal Year.                                                  51

                                   ARTICLE XI
                                   ACCOUNTING

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SECTION 11.2   Certain Accounting Matters.                                   51
SECTION 11.3   Banking.                                                      51
SECTION 11.4   Withholding.                                                  51

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

SECTION 12.1   Amendments.                                                   52
SECTION 12.2   Meetings of the Holders; Action by Written Consent.           54

                                  ARTICLE XIII
            REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

SECTION 13.1   Representations and Warranties of Property Trustee.           55
SECTION 13.2   Representations and Warranties of Delaware Trustee.           56

                                   ARTICLE XIV
                                  MISCELLANEOUS

SECTION 14.1   Notices.                                                      56
SECTION 14.2   Governing Law.                                                57
SECTION 14.3   Intention of the Parties.                                     58
SECTION 14.4   Headings.                                                     58
SECTION 14.5   Successors and Assigns.                                       58
SECTION 14.6   Partial Enforceability.                                       58
SECTION 14.7   Counterparts.                                                 58

ANNEX I       TERMS OF SECURITIES                                           I-1
EXHIBIT A-1   FORM OF TRUST PREFERRED SECURITY CERTIFICATE                 A1-1
EXHIBIT A-2   FORM OF COMMON SECURITY CERTIFICATE                          A2-1
EXHIBIT B     SPECIMEN OF XEROX FUNDING DEBENTURE                           B-1
EXHIBIT C     SPECIMEN OF XEROX DEBENTURE                                   C-1
EXHIBIT D     PURCHASE AGREEMENT                                            D-1

                              AMENDED AND RESTATED
                             DECLARATION OF TRUST OF
                             XEROX CAPITAL TRUST II

                                November 27, 2001

     AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of November 27, 2001, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

     WHEREAS, certain of the Trustees and the Sponsor established Xerox Capital Trust II (the "Trust"), a trust formed under the Delaware Business Trust Act pursuant to a Declaration of Trust dated as of November 19, 2001 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on November 19, 2001, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer (each as hereinafter defined);

     WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

     WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

     NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

     SECTION 1.1 Definitions.

     Unless the context otherwise requires:

     (a) each capitalized terms used in this Declaration but not defined in the Preamble above has the meaning assigned to it in this Section 1.1;

     (b) a term defined anywhere in this Declaration has the same meaning throughout;

     (c) all references to "the Declaration" or "this Declaration" are to this Declaration and each Annex and Exhibit hereto, as modified, supplemented or amended from time to time;

     (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

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     (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

     (f) a reference to the singular includes the plural and vice versa.

     "Administrative Action" has the meaning set forth in Annex I.

     "Administrative Trustee" has the meaning set forth in Section 5.1.

     "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

     "Agent" means any Paying Agent, Registrar, Conversion Agent or Exchange Agent.

     "Authorized Officer" of a Person means any other Person that is authorized to legally bind such former Person.

     "Book Entry Interest" means a beneficial interest in a Global Certificate registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

     "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in The City of New York are permitted or required by applicable law or executive order to close.

     "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

     "cash" has the meaning set forth in Annex I.

     "Change in Control Purchase Date" has the meaning set forth in Annex I.

     "Change in Control Purchase Notice" has the meaning set forth in Annex I.

     "Change in Control Purchase Price" has the meaning set forth in Annex I.

     "Change in Control Sponsor Notice" has the meaning set forth in Annex I.

     "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Trust Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Trust Preferred Securities.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Time" has the meaning specified under the Purchase Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     "Commission" means the United States Securities and Exchange Commission as from time to time constituted, or if at any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under applicable Federal securities laws, then the body performing such duties at such time.

     "Common Securities" has the meaning specified in Section 7.1(a).

     "Company Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

     "Conversion Agent" has the meaning set forth in Section 7.4.

     "Conversion Date" has the meaning set forth in Annex I.

     "Conversion Rate" has the meaning set forth in Annex I.

     "Corporate Trust Office" means the principal corporate trust office of the Property Trustee at which at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at Sixth and Marquette, MAC N9303-120, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services, except where such office is required to be located in the State of New York, then such term shall mean the office or agency of the Property Trustee in the Borough of Manhattan, The City of New York, which office at the date hereof is located at c/o The Depository Trust Company, 1st Floor - TADS Department, 55 Water Street, New York, New York 10041.

     "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

     "Debenture Issuer" means either Xerox Funding or the Sponsor, as the case may be, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its respective capacity as issuer of the related Debentures under the related Indenture.

     "Debenture Trustee" means Wells Fargo Bank Minnesota, National Association, a national banking association, as trustee under the Indentures until a successor is appointed thereunder, and thereafter means such successor trustee.

     "Debentures" means, collectively, the Xerox Funding Debentures and the Xerox Debentures.

     "Default" means an event, act or condition that with notice of lapse of time, or both, would constitute an Event of Default.

     "Definitive Trust Preferred Securities" shall have the meaning set forth in
Section 7.3(c).

     "Delaware Trustee" has the meaning set forth in Section 5.2.

     "Direct Action" shall have the meaning set forth in Section 3.8(e).

     "Distribution" means a distribution payable to Holders in accordance with
Section 6.1.

     "DTC" means The Depository Trust Company, the initial Clearing Agency.

     "Event of Default" in respect of the Securities means an Event of Default (as defined in each of the Indentures) that has occurred and is continuing in respect of the Debentures.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

     "Fiduciary Indemnified Person" has the meaning set forth in Section
10.4(b).

     "Fiscal Year" has the meaning set forth in Section 11.1.

     "Global Trust Preferred Security" has the meaning set forth in Section 7.3(a).

     "Holder" means a Person in whose name a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

     "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

     "Indentures" means the Xerox Funding Indenture and the Xerox Indenture.

     "Investment Company" means an investment company as defined in the Investment Company Act.

     "Investment Company Act" has the meaning set forth in Annex I.

     "Legal Action" has the meaning set forth in Section 3.6(g).

     "Liquidation Amount" means an amount with respect to the assets of the Trust equal to $50 per Trust Security.

     "Majority in liquidation amount" means, with respect to the Trust Securities, except as provided in the terms of the Trust Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "Ministerial Action" has the meaning set forth in Annex I hereto.

     "Notice of Conversion" means the notice given by a Holder of Trust Securities to the Conversion Agent directing the Conversion Agent to instruct

Xerox Funding to convert immediately an equivalent principal amount of Xerox Debentures into Common Stock of the Sponsor on behalf of such Holder. The form of such notice is included in the Trust Common Securities Certificate and Trust Preferred Securities Certificate.

     "Offering Memorandum" has the meaning set forth in Section 3.6(b).

     "Officers' Certificate" means, with respect to any Person, a certificate signed by the Chairman, a Vice Chairman, the Chief Executive Officer, the President, the Chief Financial Officer, a Vice President, the Controller, an Assistant Controller, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

     (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

     (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

     (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "Opinion of Counsel" shall mean a written opinion of counsel, who may be an employee of the Sponsor, and who shall be acceptable to the Property Trustee.

     "Paying Agent" has the meaning specified in Section 7.4.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Property Trustee" has the meaning set forth in Section 5.3(a).

     "Property Trustee Account" has the meaning set forth in Section 3.8(c).

     "Purchase Agreement" means the Purchase Agreement for the initial offering and sale of Trust Preferred Securities in the form of Exhibit E.

     "Purchase Date" has the meaning set forth in Annex I.

     "Purchase Notice" has the meaning set forth in Annex I.

     "Purchase Price" has the meaning set forth in Annex I.

     "QIBs" shall mean qualified institutional buyers as defined in Rule 144A.

     "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

     "Redemption Price" has the meaning set forth in Annex I.

     "Registrar" has the meaning set forth in Section 7.4.

     "Regular Redemption Price" has the meaning set forth in Annex I.

     "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

     "Responsible Officer" means, with respect to the Property Trustee, any officer within the Corporate Trust Office of the Property Trustee, including any vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Restricted Definitive Trust Preferred Securities" has the meaning set forth in Section 7.3(c).

     "Restricted Global Trust Preferred Security" has the meaning set forth in
Section 7.3(a).

     "Restricted Securities Legend" has the meaning set forth in Section 7.3.

     "Restricted Trust Preferred Security" means a Trust Preferred Security required by Section 9.2 to contain a Restricted Securities Legend.

     "Rule 3a-5" means Rule 3a-5 under the Investment Company Act, or any successor rule or regulation.

     "Rule 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

     "Rule 144A" means Rule 144A under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

     "Securities" or "Trust Securities" means the Common Securities and the Trust Preferred Securities.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

     "Special Event" has the meaning set forth in Annex I.

     "Special Redemption Price" has the meaning set forth in Annex I.

     "Sponsor" means Xerox Corporation, a New York corporation, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination, in its capacity as sponsor of the Trust.

     "Sponsor Notice Date" has the meaning set forth in Annex I.

     "Super Majority" has the meaning set forth in Section 2.6(b)(ii).

     "Tax Event" has the meaning set forth in Annex I.

     "10% in liquidation amount" means, with respect to the Trust Securities, except as provided in the terms of the Trust Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

     "Trust Preferred Securities" has the meaning specified in Section 7.1(a).

     "Trust Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Trust Securities Guarantee" means the guarantee agreement, dated as of November 27, 2001, between the Sponsor and Wells Fargo Bank Minnesota, National Association, as guarantee trustee, in respect of the Trust Securities.

     "Xerox Debentures" means the 7 1/2% Convertible Junior Subordinated Debentures due 2021 of the Sponsor issued pursuant to the Xerox Indenture.

     "Xerox Funding" means Xerox Funding LLC II, a Delaware limited liability company, and issuer of the Xerox Funding Debentures, and any successor thereto.

     "Xerox Funding Debentures" means the 7 1/2% Convertible Junior Subordinated Debentures due 2021 of Xerox Funding issued pursuant to the Xerox Funding Indenture.

     "Xerox Funding Indenture" means the Indenture, dated as of November 27, 2001, between Xerox Funding and the Debenture Trustee, as amended from time to time.

     "Xerox Indenture" means the Indenture, dated as of November 27, 2001, between the Sponsor and the Debenture Trustee, as amended from time to time.

                                   ARTICLE II
                               TRUST INDENTURE ACT

     SECTION 2.1 Trust Indenture Act; Application.

     (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

     (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

     (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Section 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

     (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

     SECTION 2.2 Lists of Holders of Securities.

     (a) The Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee, unless the Property Trustee is Registrar for the Securities (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that neither the Sponsor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

     (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

     SECTION 2.3 Reports by the Property Trustee.

     Within 60 days after December 15 of each year, commencing December 15, 2002, the Property Trustee shall provide to the Holders of the Trust Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of
Section 313(d) of the Trust Indenture Act.

     SECTION 2.4 Periodic Reports to Property Trustee.

     Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by Section 314 (if any) and the compliance certificate required by
Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314(a)(4) of the Trust Indenture Act.

     SECTION 2.5 Evidence of Compliance with Conditions Precedent.

     Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

     SECTION 2.6 Events of Default; Waiver.

     (a) An Event of Default under either of the Indentures shall constitute an Event of Default under this Declaration. As described below, so long as any Trust Preferred Securities are outstanding, Holders of a Majority in liquidation amount of the Trust Preferred Securities may direct the Property Trustee (i) to exercise the remedies available to it as the sole holder of the Xerox Funding Debentures and (ii) to direct Xerox Funding to exercise remedies available to Xerox Funding as the sole holder of the Xerox Debentures.

     (b) The Holders of a Majority in liquidation amount of Trust Preferred Securities may, by vote, on behalf of the Holders of all of the Trust Preferred Securities, waive any past Event of Default in respect of the Trust Preferred Securities and its consequences, provided that, if the underlying Event of Default under the applicable Indenture:

          (i) is not waivable under such Indenture, the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of greater than a majority in aggregate principal amount of the holders of the Debentures (a "Super Majority") to be waived under such Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Trust Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Xerox Funding Debentures or Xerox Debentures as the case may be, outstanding.

The foregoing provisions of this Section 2.6(b) shall be in lieu of Section

316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Trust Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Trust Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Trust Preferred Securities of an Event of Default with respect to the Trust Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

     The Holders of a Majority in liquidation amount of the Trust Preferred Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee, including (x) the right to direct the Property Trustee to exercise the remedies available to it as holder of the Xerox Funding Debentures and (y) the right to direct the Property Trustee to direct Xerox Funding to exercise the remedies available to Xerox Funding as a holder of the Xerox Debentures and, in each case, the Property Trustee shall be protected in acting in accordance with such directions; provided, however, that (subject to the provisions of Section 3.9) the Property Trustee shall have the right to decline to follow any such direction if the Property Trustee shall determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction or if the Property Trustee, being advised by counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Property Trustee, in good faith, by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers, shall determine that the action or proceedings so directed would involve the Property Trustee in personal liability.

     (c) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the applicable Indenture:

          (i) is not waivable under such Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(c), the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
     Section 2.6(c), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Xerox Funding Debentures or Xerox Debentures, as the case may be, outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences if all Events of Default with respect to the Trust Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Trust Preferred Securities and only the Holders of the Trust Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this
Section 2.6(c) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(c), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

     (d) A waiver of an Event of Default under the Xerox Funding Indenture by the Property Trustee and under the Xerox Indenture, by Xerox Funding, acting at the direction of the Property Trustee, in each case, at the direction of the Holders of the Trust Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(d) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

     SECTION 2.7 Event of Default; Notice.

     (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default actually known to a Responsible Officer of the Property Trustee, transmit by mail, first class postage prepaid, to the Holders a notice of such default with respect to the Securities, unless such default has been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in each of the Indentures, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment or delivery of amounts due on or in respect of any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

     (b) The Property Trustee shall not be deemed to have knowledge of any default except:

          (i) a default under Sections 5.01(a), 5.01(b) or 5.01(c) of each of the Indentures; or

          (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Declaration shall have actual knowledge.

     (c) Within five Business Days after the occurrence of any Event of

Default actually known to the Property Trustee, the Property Trustee shall transmit notice of such Event of Default to the holders of the Trust Preferred Securities, the Administrative Trustees and the Sponsor, unless such Event of Default shall have been cured or waived. The Sponsor and the Administrative Trustees shall file annually with the Property Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Declaration.

                                   ARTICLE III
                                  ORGANIZATION

     SECTION 3.1 Name.

     The Trust is named "Xerox Capital Trust II" as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

     SECTION 3.2 Office.

     The address of the principal office of the Trust is c/o Xerox Corporation, P.O. Box 1600, 800 Long Ridge Road, Stamford, Connecticut 06904. On 10 Business Days written notice to the Holders of Securities, the Administrative Trustees may designate another principal office.

     SECTION 3.3 Purpose.

     The exclusive purposes and functions of the Trust are (a) to issue and sell Securities, (b) use the proceeds from the sale of the Securities to acquire the Xerox Funding Debentures, and (c) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified as a grantor trust, or in a manner that would have the same consequences as classification as a grantor trust, for United States federal income tax purposes.

     SECTION 3.4 Authority.

     Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

     SECTION 3.5 Title to Property of the Trust.

     Except as provided in Section 3.8 with respect to the Xerox Funding Debentures and the Property Trustee Account or as otherwise provided in this

Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

     SECTION 3.6 Powers and Duties of the Administrative Trustees.

     The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

     (a) to execute, issue, deliver and sell the Securities in accordance with this Declaration; provided, however, that (i) the Trust may issue no more than one series of Trust Preferred Securities and no more than one series of Common Securities, (ii) there shall be no interests in the Trust other than the Securities, and (iii) the issuance of Securities shall be limited to a simultaneous issuance of both Trust Preferred Securities and Common Securities at the Closing Time;

     (b) in connection with the issue and sale of the Trust Preferred Securities, at the direction of the Sponsor, to:

          (i) prepare and execute, if necessary, an offering memorandum (the "Offering Memorandum") in preliminary and final form prepared by the Sponsor, in relation to the offering and sale of Trust Preferred Securities to qualified institutional buyers in reliance on Rule 144A under the Securities Act;

          (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Trust Preferred Securities in any State in which the Sponsor has determined to qualify or register such Trust Preferred Securities for sale;

          (iii) execute and deliver letters, documents, or instruments with DTC and other Clearing Agencies relating to the Trust Preferred Securities;

          (iv) execute and enter into the Purchase Agreement providing for the sale of the Trust Preferred Securities;

          (v) execute and enter into one or more purchase agreements providing for the sale of the Common Securities; and

          (vi) execute and enter into one or more purchase agreements providing for the purchase of the Xerox Funding Debentures;

     (c) to acquire the Xerox Funding Debentures with the proceeds of the sale of the Securities; provided, however, that the Administrative Trustees shall cause legal title to the Xerox Funding Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders;

     (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided, that the Administrative Trustees shall consult with the Sponsor before taking or refraining from taking any Ministerial Act in relation to a Special Event;

     (e) to establish a record date with respect to all actions to be taken hereunder that require a record date to be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions, exchanges, and to issue relevant notices to the Holders of Trust Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

     (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

     (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

     (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

     (i) to cause the Trust, consistent with the provisions hereof, to comply with the Trust's obligations under the Trust Indenture Act;

     (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

     (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

     (l) to act as, or appoint another Person to act as, Registrar, Exchange Agent and Conversion Agent for the Securities or to appoint a Paying Agent for the Securities as provided in Section 7.4 except for such time as such power to appoint a Paying Agent is vested in the Property Trustee;

     (m) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

     (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

     (o) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

          (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust or in a manner that will have the same consequences as classification as a grantor trust; and

          (iii) cooperating with the Debenture Issuers to ensure that the Xerox Funding Debentures will be treated as indebtedness of Xerox Funding and the Xerox Debentures will be treated as indebtedness of the Sponsor for United States federal income tax purposes; and

     (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust.

     The Administrative Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

     Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

     Any expenses incurred by the Administrative Trustees pursuant to this
Section 3.6 shall be paid by the Sponsor.

     SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

     The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to engage in any activity other than as required or authorized by this Declaration. The Trust shall not:

     (i) invest any proceeds received by the Trust from holding the Xerox Funding Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Declaration and of the Securities;

     (ii) acquire any assets other than as expressly provided herein;

     (iii) possess Trust property for other than a Trust purpose;

     (iv) make any loans or incur any indebtedness other than loans represented by the Xerox Funding Debentures;

     (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

     (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

     (vii) other than as provided in this Declaration or Annex I, (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee under the Indentures, or exercising any trust or power conferred upon the Debenture Trustee with respect to the respective Debentures, (B) waive any past default that is waivable under the Indentures,
(C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable;

     (viii) consent to any amendment, modification or termination of the Indentures or the Debentures where such consent shall be required unless the Trust shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that, under then current law and assuming full compliance with the terms of this Declaration and the Indentures, the Trust will, for United States federal income tax purposes, be classified as a grantor trust, or in a manner that will have the same consequences as classification as a grantor trust, and will not be classified as an association taxable as a corporation; or

     (ix) other than in connection with the liquidation of the Trust pursuant to a Special Event or upon conversion, redemption or purchase of all outstanding Trust Securities, file a certificate of cancellation of the Trust.

     SECTION 3.8 Powers and Duties of the Property Trustee.

     (a) The legal title to the Xerox Funding Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders. The right, title and interest of the Property Trustee to the Xerox Funding Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Xerox Funding Debentures have been executed and delivered.

     (b) The Property Trustee shall not transfer its right, title and interest in the Xerox Funding Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

     (c) The Property Trustee shall:

          (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders and, upon the receipt of payments of funds made on or in respect of the Xerox Funding Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Trust Preferred Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration;

          (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption or repurchase of the Securities to the extent the Xerox Funding Debentures are redeemed, are repurchased or mature; and

          (iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain events.

     (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

     (e) Subject to Section 3.9(a), the Property Trustee shall take any

Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act and if such Property Trustee shall have failed to take such Legal Action, the Holders of the Trust Preferred Securities may take such Legal Action, to the same extent as if such Holders of Trust Preferred Securities held an aggregate principal amount of Xerox Funding Debentures or Xerox Debentures equal to the aggregate liquidation amount of such Trust Preferred Securities, without first proceeding against the Property Trustee or the Trust; provided however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of either Debenture Issuer to pay or deliver any amounts due on or in respect of the related Debentures on the date such amounts are otherwise payable or deliverable (or in the case of redemption, on the redemption date, or in the case of any purchase by the Trust, the purchase date), then a Holder of Trust Preferred Securities may directly institute a proceeding against such Debenture Issuer for enforcement of such payment or delivery to such Holder on or in respect of such Debentures having a principal amount equal to the aggregate liquidation amount of the Trust Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the respective Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Trust Preferred Securities to the extent of any payment made by a Debenture Issuer to such Holder of Trust Preferred Securities in such Direct Action. Except as provided in the preceding sentences of this Section 3.8(e), the Holders of Trust Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

     (f) The Property Trustee shall continue to serve as a Trustee until either:

          (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities; or

          (ii) a successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.7 (a "Successor Property Trustee").

     (g) The Property Trustee shall have the legal power to (i) exercise all of the rights, powers and privileges of a holder of Xerox Funding Debentures under the Xerox Funding Indenture and (ii) direct Xerox Funding to exercise all of the rights, powers and privileges of a holder of Xerox Debentures at the direction and for the benefit of the Holders, and, in each case, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders, enforce such rights subject to the rights of the Holders pursuant to the terms of the Securities.

     (h) The Property Trustee shall be authorized to undertake any actions set forth in Section 317(a) of the Trust Indenture Act.

     (i) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments, payments in respect of Purchase Price or Change in Control Purchase Price or liquidation payments on behalf of the Trust with respect to all Securities and any such

Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee while the Property Trustee is so acting as Paying Agent.

     (j) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

     The Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

     SECTION 3.9 Certain Duties and Responsibilities of the Property Trustee.

     (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the Securities and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

               (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and in the Securities and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the Securities, and no implied covenants or obligations shall be read into this Declaration or the Securities against the Property Trustee; and

               (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; provided, however, that in the case of any such certificates or opinions that by any provision hereof are Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

          (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Trust Preferred Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

          (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

          (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Xerox Funding Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

          (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Xerox Funding Debentures or the Xerox Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

          (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

          (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

     SECTION 3.10 Certain Rights of Property Trustee.

     (a) Subject to the provisions of Section 3.9:

          (i) the Property Trustee may conclusively rely on and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

          (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration may be sufficiently evidenced by an Officers' Certificate;

          (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

          (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any re-recording, refiling or registration thereof;

          (v) the Property Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

          (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

          (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

          (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (ix) any authorized or required action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

          (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders which ' instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and
     (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

          (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

          (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

     (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

     SECTION 3.11. Delaware Trustee.

     Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees, the Property Trustee or the Trustees generally (except as may be required by the Business Trust Act) described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

     SECTION 3.12 Execution of Documents.

     Unless otherwise required by applicable law, each Administrative Trustee is authorized to execute and deliver on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to
Section 3.6.

     SECTION 3.13 Not Responsible for Recitals or Issuance of Securities.

     The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

     SECTION 3.14 Duration of Trust.

     The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have existence up to November 27, 2041.

     SECTION 3.15 Mergers.

     (a) The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c).

     (b) The Trust may, at the request of the Sponsor, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee, merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided that:

          (i) such successor entity (the "Successor Entity") either:

               (A) expressly assumes all of the obligations of the Trust under the Securities; or

               (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

          (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Xerox Funding Debentures;

          (iii) the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Trust Preferred Securities are then listed or quoted;

          (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Trust Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

          (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

          (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

          (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of an independent counsel to the Trust experienced in such matters to the effect that:

               (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

               (B) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company under the Investment Company Act; and

               (C) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Trust (or the Successor Entity, as the case may be) will be treated as a grantor trust for United States federal income tax purposes; and

          (viii) the Sponsor or any permitted successor or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Trust Preferred Securities Guarantee and the Common Securities Guarantee.

     (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust or in a manner that has the same consequences as classification as a grantor trust, for United States federal income tax purposes.

     SECTION 3.16 Compensation.

     (a) The Sponsor agrees:

          (i) to pay each of the Trustees from time to time such compensation for all services rendered by such Trustee hereunder as the Sponsor and such Trustee may agree upon from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). To the fullest extent possible the parties intend that Section 3561 of Title 12 of the Delaware Code shall not apply to the Trust and that compensation paid pursuant to this Section 3.16(a) not be subject to review by any court under Section 3560 of Title 12 of the Delaware Code;

          (ii) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expenses, disbursement or advance as may be attributable to its gross negligence or bad faith; and

     (b) Each of the Trustees hereby agrees that it shall not claim any lien or charge on any trust property as a result of any amount due pursuant to this
Section 3.16. The provisions of this Section 3.16 shall survive the dissolution of the Trust and the termination of this Declaration and the removal or resignation of any Trustee.

                                   ARTICLE IV
                                     SPONSOR

     SECTION 4.1. Sponsor's Purchase of Common Securities.

     At the Closing Time, the Sponsor will purchase all of the Common Securities then issued by the Trust, in an amount at least equal to 3% of the capital of the Trust (as determined as of the Closing Time), at the same time as the Trust Preferred Securities are issued and sold.

     SECTION 4.2. Responsibilities of the Sponsor.

     In connection with the issue and sale of the Trust Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

     (a) to prepare the Offering Memorandum;

     (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Trust Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

     (c) to negotiate the terms of the Purchase Agreement providing for the sale of the Trust Preferred Securities;

     (d) to negotiate the terms of one or more purchase agreements providing for the sale of the Common Securities; and

     (e) to negotiate the terms of one or more purchase agreements providing for the purchase of the Xerox Funding Debentures.

     SECTION 4.3 Right to Proceed.

     The Sponsor acknowledges the rights of the Holders of Trust Preferred Securities, in the event that a failure of the Trust to pay Distributions on the Trust Preferred Securities is attributable to the failure of the Sponsor to pay interest or principal on the Xerox Debentures, to institute a proceeding directly against the Sponsor for enforcement of its payment obligations on the Xerox Debentures.

                                    ARTICLE V
                                    TRUSTEES

     Section 5.1 Number of Trustees: Appointment of Co-Trustee.

     The number of Trustees initially shall be five (5), and:

     (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

     (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

provided, however, that, the number of Trustees shall in no event be less than two (2); provided further that (1) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee"); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (an "Administrative Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements. Notwithstanding the above, unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust's property may at the time be located, the Holders of a Majority in liquidation amount of the Common Securities acting as a class at a meeting of the Holders of the Common Securities, and the Administrative Trustees shall have power to appoint one or more persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of the Trust's property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such person or persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of this Declaration. In case an Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make any such appointment of a co-trustee.

     SECTION 5.2 Delaware Trustee.

     If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

     (a) a natural person who is a resident of the State of Delaware; or

     (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and
Section 3.11 shall have no application.

     SECTION 5.3 Property Trustee; Eligibility.

     (a) There shall at all times be one Trustee (the "Property Trustee") which shall act as Property Trustee which shall:

          (i) not be an Affiliate of the Sponsor; and

          (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(c).

     (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

     (d) The Trust Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

     (e) The initial Property Trustee shall be:

         Wells Fargo Bank Minnesota, National Association
         Sixth and Marquette
         MAC N9303-120
         Minneapolis, Minnesota 55479
         Attention: Corporate Trust Services

     SECTION 5.4 Certain Qualifications of Administrative Trustees and Delaware Trustee Generally.

     Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

     SECTION 5.5 Administrative Trustees.

The initial Administrative Trustees shall be:

                         Gregory B. Tayler
                         Timothy MacCarrick
                         Navin M. Chheda

     (a) Except as expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

     (b) Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6; and

     (c) An Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative Trustees have power and authority to cause the Trust to execute pursuant to
Section 3.6.

     SECTION 5.6 Delaware Trustee.

     The initial Delaware Trustee shall be:

                         Wilmington Trust Company
                         Rodney Square North
                         1100 North Market Street
                         Wilmington, Delaware 19890
                         Attention: Corporate Trust Administration
                         Fax: (302) 651-8882

     SECTION 5.7 Appointment, Removal and Resignation of Trustees.

     (a) Subject to Section 5.7(b) of this Declaration and to Section 9(b) of Annex I hereto, Trustees may be appointed or removed without cause at any time:

          (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

          (ii) unless an Event of Default shall have occurred and be continuing after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

          (iii) if an Event of Default shall have occurred and be continuing after the issuance of the Securities, with respect to the Property Trustee or the Delaware Trustee, by vote of Holders of a Majority in liquidation amount of the Trust Preferred Securities voting as a class at a meeting of Holders of the Trust Preferred Securities.

     (b) (i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.7(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor; and

          (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

     (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any
Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

          (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

               (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

               (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

          (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

     (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.7.

     (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.7 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

     (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or successor Delaware Trustee, as the case may be.

     SECTION 5.8 Vacancies among Trustees.

     If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.7.

     SECTION 5.9 Effect of Vacancies.

     The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.7, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

     SECTION 5.10 Meetings.

     If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

     SECTION 5.11 Delegation of Power.

     (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in

Section 3.6, or making any other governmental filing; and

     (b) the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

     SECTION 5.12 Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Property Trustee or the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Property Trustee, the Delaware Trustee, or the Administrative Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1 Distributions.

     Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. If and to the extent that Xerox Funding makes a payment of interest (including Additional Interest (as defined in the Xerox Funding Indenture)), premium and/or principal or delivers Common Stock (and any payment of cash in respect of any fractional share thereof) on or in respect of the Xerox Funding Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds or Common Stock are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

     SECTION 7.1 General Provisions Regarding Securities.

     (a) The Administrative Trustees shall on behalf of the Trust issue one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Trust Preferred Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Securities.

     (b) The consideration received by the Trust for the issuance of the

Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

     (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust.

     (d) Every Person, by virtue of having become a Holder or a Trust Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

     SECTION 7.2 Execution and Authentication.

     (a) The Securities shall be signed on behalf of the Trust by an Administrative Trustee. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Administrative Trustee.

     (b) One Administrative Trustee shall sign the Trust Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

     A Trust Preferred Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Trust Preferred Security has been authenticated under this Declaration.

     Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Trust Preferred Securities for original issue. The aggregate number of Trust Preferred Securities outstanding at any time shall not exceed the number set forth in the terms in Annex I hereto except as provided in Section 7.6.

     The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Trust Preferred Securities. An authenticating agent may authenticate Trust Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate.

     SECTION 7.3 Form and Dating.

     The Trust Preferred Securities and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates representing the Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof. The Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Trust Preferred Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

     (a) Global Securities. The Securities shall be issued in the form of one or more, permanent global Securities in definitive, fully registered form without distribution coupons, with the global legend and the Restricted Securities Legend set forth in Exhibit A-1 hereto (a "Restricted Global Trust Preferred Security") unless removed in accordance with Section 9.2, and shall be deposited on behalf of the purchasers of the Trust Preferred Securities represented thereby with the Property Trustee, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Trust Preferred Securities represented by the Global Trust Preferred Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Clearing Agency or its nominee as hereinafter provided.

     (b) Book-Entry Provisions. This Section 7.3(b) shall apply only to the Global Trust Preferred Security and such other Trust Preferred Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Clearing Agency.

     The Trust shall execute and the Property Trustee shall, in accordance with this Section 7.3, authenticate and make available for delivery initially one or more Global Trust Preferred Securities that (i) shall be registered in the name of Cede & Co. or other nominee of such Clearing Agency and (ii) shall be delivered by the Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or held by the Property Trustee as custodian for the Clearing Agency.

     Members of, or participants in, the Clearing Agency ("Participants") shall have no rights under this Declaration with respect to any Global Trust Preferred Security held on their behalf by the Clearing Agency or by the Property Trustee as the custodian of the Clearing Agency or under such Global Trust Preferred Security, and the Clearing Agency may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Global Trust Preferred Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial interest in any Global Trust Preferred Security.

     (c) Definitive Trust Preferred Securities. Except as provided in Section 7.9, owners of beneficial interests in a Global Trust Preferred Security will not be entitled to receive physical delivery of certificated Trust Preferred Securities ("Definitive Trust Preferred Securities"). Definitive Trust Preferred Securities will bear the Restricted Securities Legend ("Restricted Definitive Trust Preferred Securities") set forth on Exhibit A-1 unless removed in accordance with Section 9.2.

     (d) Authorized Denominations. The Trust Preferred Securities are issuable only in denominations of $50 and any integral multiple in excess thereof.

     SECTION 7.4 Registrar, Paying Agent, Exchange Agent and the Conversion
Agent.

     The Trust shall maintain in the Borough of Manhattan, The City of New York,
(i) an office or agency where Trust Preferred Securities may be presented for registration of transfer ("Registrar"), (ii) an office or agency where Trust Preferred Securities may be presented for payment ("Paying Agent"), (iii) an office or agency where Securities may be presented for exchange ("Exchange Agent") and (iv) an office or agency where Securities may be presented for conversion (the "Conversion Agent"). The Registrar shall keep a register of the Trust Preferred Securities and of their transfer. The Trust may appoint the Registrar, the Paying Agent, the Exchange Agent and the Conversion Agent and may appoint one or more co-registrars, one or more additional paying agents, one or more additional exchange agents and one or more additional conversion agents in such other locations as it shall determine. The term "Registrar" includes any additional registrar, "Paying Agent" includes any additional paying agent, the term "Exchange Agent" includes any additional exchange agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent, Registrar, co-registrar, Exchange Agent or Conversion Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent, Exchange Agent or Conversion Agent, the Property Trustee or any Affiliate thereof designated by the Property Trustee which meets the requirements of Section 5.3 hereof shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar, Exchange Agent or Conversion Agent. The Trust shall act as Paying Agent, Registrar, co-registrar, Exchange Agent and Conversion Agent for the Common Securities.

     The Trust initially appoints Wells Fargo Bank Minnesota, National Association as Registrar, Paying Agent, Exchange Agent and Conversion Agent for the Trust Preferred Securities.

     SECTION 7.5 Paying Agent to Hold Money in Trust.

     The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of liquidation amounts or Distributions on the Securities, and will notify the Property Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee.

The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

     SECTION 7.6 Replacement Securities.

     If a Holder claims that a Security owned by it has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Trust Preferred Securities to the Property Trustee, the Trust shall issue and the Property Trustee shall authenticate a replacement Security if the Property Trustee's and the Trust's requirements, as the case may be, are met. An indemnity bond must be provided by the Holder which, in the judgment of the Property Trustee, is sufficient to protect the Trustees, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.

     Every replacement Security is an additional beneficial interest in the Trust.

     SECTION 7.7 Outstanding Trust Preferred Securities.

     The Trust Preferred Securities outstanding at any time are all the Trust Preferred Securities authenticated by the Property Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

     If a Trust Preferred Security is replaced, paid or purchased pursuant to
Section 7.6 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Trust Preferred Security is held by a bona fide purchaser.

     If Trust Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and Distributions on them shall cease to accumulate.

     A Trust Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

     SECTION 7.8 Trust Preferred Securities in Treasury.

     In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Trust Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which the Property Trustee actually knows are so owned shall be so disregarded.

     SECTION 7.9 Temporary Securities.

     (a) Until Definitive Securities are ready for delivery, the Trust may prepare and, in the case of the Trust Preferred Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Trust Preferred Securities, the Property Trustee shall authenticate Definitive Securities in exchange for temporary Securities.

     (b) A Global Trust Preferred Security deposited with the Clearing Agency or with the Property Trustee as custodian for the Clearing Agency pursuant to
Section 7.3 shall be transferred to the beneficial owners thereof in the form of Definitive Trust Preferred Securities only if such transfer complies with
Section 9.2 and (i) the Clearing Agency notifies the Sponsor or the Trust that it is unwilling or unable to continue as Clearing Agency for such Global Trust Preferred Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a clearing agency is not appointed by the Sponsor within 90 days of such notice, (ii) a Default or an Event of Default has occurred and is continuing or (iii) the Trust at its sole discretion elects to cause the issuance of certificated Trust Preferred Securities.

     (c) Any Global Trust Preferred Security that is transferable to the beneficial owners thereof in the form of Definitive Trust Preferred Securities pursuant to this Section 7.9 shall be surrendered by the Clearing Agency to the Registrar located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Trust Preferred Security, an equal aggregate liquidation amount of Securities of authorized denominations in the form of Definitive Trust Preferred Securities. Any portion of a Global Trust Preferred Security transferred pursuant to this Section shall be registered in such names as the Clearing Agency shall direct. Any Trust Preferred Security in the form of Definitive Trust Preferred Securities delivered in exchange for an interest in the Restricted Global Trust Preferred Security shall, except as otherwise provided by Section 9.1, bear the Restricted Securities Legend set forth in Exhibit A-1 hereto.

     (d) The Holder of a Global Trust Preferred Security may grant proxies and otherwise authorize any person, including Participants and persons that may hold interests through Participants, to take any action which such Holder is entitled to take under this Declaration or the Securities.

     (e) In the event of the occurrence of any of the events specified in
Section 7.9(b), the Trust will promptly make available to the Property Trustee a reasonable supply of Definitive Trust Preferred Securities in fully registered form without distribution coupons.

     SECTION 7.10 Cancellation.

     The Trust at any time may deliver Trust Preferred Securities to the Property Trustee for cancellation. The Registrar, Paying Agent, Conversion Agent and Exchange Agent shall forward to the Property Trustee any Trust Preferred Securities surrendered to them for registration of transfer, redemption, exchange, repurchase, conversion or payment. The Property Trustee shall promptly cancel all Trust Preferred Securities, surrendered for registration of transfer, redemption, exchange, repurchase, conversion, payment, replacement or cancellation and shall dispose of cancelled Trust Preferred Securities as the Trust directs, provided that the Property Trustee shall not be obligated to destroy Trust Preferred Securities. The Trust may not issue new Trust Preferred Securities to replace Trust Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any holder has exchanged or converted.

     SECTION 7.11 CUSIP Numbers.

     The Trust in issuing the Trust Preferred Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption or repurchase as a convenience to Holders of Trust Preferred Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust Preferred Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the other identification numbers printed on the Trust Preferred Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Property Trustee of any change in the CUSIP numbers.

                                  ARTICLE VIII
                              TERMINATION OF TRUST

     SECTION 8.1 Termination of Trust.

     (a) The Trust shall automatically terminate:

          (i) upon the insolvency or bankruptcy of the Sponsor;

          (ii) upon the filing of a certificate of dissolution or liquidation or its equivalent with respect to the Sponsor; or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

          (iii) following the distribution of a Like Amount of the Xerox Funding Debentures (or, in the case of an exchange by Xerox Funding, Xerox Debentures) to the Holders, provided that, the Sponsor has given written direction to the Property Trustee to terminate the Trust (which direction is optional, and except as otherwise expressly provided below, within the discretion of the Sponsor);

          (iv) upon the entry of a decree of dissolution of the Trust by a court of competent jurisdiction;

          (v) upon obtaining the consent of at least a Majority in liquidation amount of the Trust Securities, voting together as a single class, to dissolve the Trust;

          (vi) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

          (vii) before the issuance of any Trust Securities, with the consent of all the Administrative Trustees and the Sponsor;

          (viii) upon the conversion of all the Trust Securities in accordance with Annex I;

          (ix) upon the repayment or purchase of all of the Debentures by the related Debenture Issuer thereof or at such time as no Debentures are outstanding; or

          (x) the expiration of the term of the Trust provided in Section 3.14.

     (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Administrative Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

     (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

     SECTION 9.1 Transfer of Securities.

     (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

     (b) The Common Securities may not be transferred except to the Sponsor or an Affiliate of the Sponsor.

     (c) The Administrative Trustees shall provide for the registration of Trust Preferred Securities and of the transfer of Securities, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Trust Preferred Securities, the Administrative Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Trust Preferred Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees and the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Trust Preferred Security surrendered for registration of transfer shall be canceled by the Property Trustees. A transferee of a Trust Preferred Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Trust Preferred Security. By acceptance of a Security or any interest therein, each transferee shall be deemed to have agreed to be bound by this Declaration.

     SECTION 9.2 Transfer Procedures and Restrictions

     (a) General. If Trust Preferred Securities are issued upon the transfer, exchange, redemption, repurchase, conversion or replacement of Trust Preferred Securities bearing the Restricted Securities Legend set forth in Exhibit A-1 hereto, or if a request is made to remove such Restricted Securities Legend on Trust Preferred Securities, the Trust Preferred Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust and the Property Trustee such satisfactory evidence, which shall include an Opinion of Counsel licensed to practice law in the State of New York, as may be reasonably required by the Sponsor and the Property Trustee, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof are made pursuant to an exception from the registration requirements of the Securities Act or, with respect to Restricted Securities, that such Securities are not "restricted" within the meaning of Rule 144. Upon provision of such satisfactory evidence, the Property Trustee, at the written direction of the Trust, shall authenticate and deliver Trust Preferred Securities that do not bear the legend.

     (b) Transfer and Exchange of Definitive Trust Preferred Securities. When Definitive Trust Preferred Securities are presented to the Registrar (x) to register the transfer of such Definitive Trust Preferred Securities; or (y) to exchange such Definitive Trust Preferred Securities for an equal number of Definitive Trust Preferred Securities, the Registrar or co- registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Trust Preferred Securities surrendered for transfer or exchange:

          (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

          (ii) in the case of Definitive Trust Preferred Securities that are Restricted Definitive Trust Preferred Securities:

               (A) if such Restricted Trust Preferred Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

               (B) if such Restricted Trust Preferred Securities are being transferred: (i) a certification from the transferor in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1, and (ii) if the Trust or Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Restricted Securities Legend.

     (c) Restrictions on Transfer of a Definitive Trust Preferred Security for a Beneficial Interest in a Global Trust Preferred Security. A Definitive Trust Preferred Security may not be exchanged for a beneficial interest in a Global Trust Preferred Security except upon satisfaction of the requirements set forth below. Upon receipt by the Property Trustee of a Definitive Trust Preferred Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Property Trustee and the Administrative Trustees, together with:

          (i) if such Definitive Trust Preferred Security is a Restricted Trust Preferred Security, certification (in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1); and

          (ii) whether or not such Definitive Trust Preferred Security is a

     Restricted Trust Preferred Security, written instructions directing the Property Trustee to make, or to direct the Clearing Agency to make, an adjustment on its books and records with respect to the appropriate Global Trust Preferred Security to reflect an increase in the number of the Trust Preferred Securities represented by such Global Trust Preferred Security, then the Property Trustee shall cancel such Definitive Trust Preferred Security and cause, or direct the Clearing Agency to cause, the aggregate number of Trust Preferred Securities represented by the appropriate Global Trust Preferred Security to be increased accordingly. If no Global Trust Preferred Securities are then outstanding, the Trust shall issue and the Property Trustee shall authenticate, upon written order of any Administrative Trustee, an appropriate number of Trust Preferred Securities in global form.

     (d) Transfer and Exchange of Global Trust Preferred Securities. Subject to
Section 9.02(e), the transfer and exchange of Global Trust Preferred Securities or beneficial interests therein shall be effected through the Clearing Agency, in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Clearing Agency therefor.

     (e) Restrictions on Transfer and Exchange of Global Trust Preferred Securities. Notwithstanding any other provisions of this Declaration (other than the provisions set forth in subsection (f) of this Section 9.2), a Global Trust Preferred Security may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

     (f) Authentication of Definitive Trust Preferred Securities. If at any time:

          (i) the Clearing Agency notifies the Sponsor or the Trust that it is unwilling or unable to continue as Clearing Agency for the outstanding Global Trust Preferred Securities or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a clearing agency is not appointed by the Sponsor within 90 days of such notice;

          (ii) there occurs a Default or an Event of Default which is continuing, or

          (iii) the Administrative Trustees, in their sole discretion, notify the Property Trustee in writing that they elect to cause the issuance of Definitive Trust Preferred Securities under this Declaration, then the Administrative Trustees will execute, and the Property Trustee, upon receipt of a written order signed by one Administrative Trustee requesting the authentication and delivery of Definitive Trust Preferred Securities to the Persons designated in such notice, will authenticate and make available for delivery Definitive Trust Preferred Securities, equal in number to the number of Trust Preferred Securities represented by the Global Trust Preferred Securities, in exchange for such Global Trust Preferred Securities.

     (g) Legend.

          (i) Except as permitted by the following paragraph (ii), each Trust Preferred Security certificate evidencing the Global Trust Preferred Securities and the Definitive Trust Preferred Securities (and all Trust Preferred Securities issued in exchange therefor or substitution thereof) shall bear a legend (the "Restricted Securities Legend") in substantially the following form:

THIS SECURITY AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF UNDERLYING COMMON STOCK ISSUABLE UPON CONVERSION OR PURCHASE OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ISSUANCE OF THE SECURITIES UPON AN EXERCISE OF THE OVERALLOTMENT OPTION GRANTED TO THE INITIAL PURCHASERS IN CONNECTION WITH THE ORIGINAL SALE OF THE SECURITIES AND THE LAST DATE ON WHICH XEROX CORPORATION ("XEROX") OR ANY AFFILIATE OF XEROX WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO XEROX OR ANY AFFILIATE THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE 1N RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO XEROX'S AND THE PROPERTY TRUSTEE'S AND/OR TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE PROPERTY TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

          (ii) Upon any sale or transfer of a Restricted Trust Preferred Security (including any Restricted Trust Preferred Security represented by a Global Trust Preferred Security) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act:

               (A) in the case of any Restricted Trust Preferred Security that is a Definitive Trust Preferred Security, the Registrar shall permit the Holder thereof to exchange such Restricted Trust Preferred Security for a Definitive Trust Preferred Security that does not bear the Restricted Securities Legend and rescind any restriction on the transfer of such Restricted Trust Preferred Security;

               (B) in the case of any Restricted Trust Preferred Security that is represented by a Global Trust Preferred Security, the

          Registrar shall permit the Holder of such Global Trust Preferred Security to exchange such Global Trust Preferred Security for another Global Trust Preferred Security that does not bear the Restricted Securities Legend; and

               (C) in the case of clause (A) and (B) above, the Administrative Trustees will execute, and the Property Trustee, upon receipt of a written order signed by one Administrative Trustee requesting the authentication and delivery of Trust Preferred Securities that do not bear the Restricted Securities Legend to the Persons designated in such notice, will authenticate and make available for delivery an equivalent liquidation amount of such Trust Preferred Securities as are specified in such notice.

     (h) Cancellation or Adjustment of Global Trust Preferred Security. At such time as all beneficial interests in a Global Trust Preferred Security have either been exchanged for Definitive Trust Preferred Securities to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Trust Preferred Security shall be returned to the Property Trustee for cancellation or retained and canceled by the Property Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Trust Preferred Security is exchanged for Definitive Trust Preferred Securities, Trust Preferred Securities represented by such Global Trust Preferred Security shall be reduced and an adjustment shall be made on the books and records of the Property Trustee (if it is then the custodian for such Global Trust Preferred Security) with respect to such Global Trust Preferred Security, by the Property Trustee or the Securities Custodian, to reflect such reduction.

     (i) Obligations with Respect to Transfers and Exchanges of Trust Preferred Securities.

          (i) To permit registrations of transfers and exchanges, the Trust shall execute and the Property Trustee shall authenticate Definitive Trust Preferred Securities and Global Trust Preferred Securities at the Registrar's or co-Registrar's request in accordance with the terms of this Declaration.

          (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

          (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of (a) Trust Preferred Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Trust Preferred Securities for redemption and ending at the close of business on the day of such mailing; or (b) any Trust Preferred Security so selected for redemption in whole or in part, except the unredeemed portion of any Trust Preferred Security being redeemed in part.

          (iv) Prior to the due presentation for registrations of transfer of any Trust Preferred Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Trust Preferred Security is registered as the absolute owner of such Trust Preferred Security for the purpose of receiving Distributions on such Trust Preferred Security and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

          (v) All Trust Preferred Securities issued upon any transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Trust Preferred Securities surrendered upon such transfer or exchange.

     (j) No Obligation of the Property Trustee.

          (i) The Property Trustee shall have no responsibility or obligation to any beneficial owner of a Global Trust Preferred Security, a Participant in the Clearing Agency or other Person with respect to the accuracy of the records of the Clearing Agency or its nominee or of any Participant thereof, with respect to any ownership interest in the Trust Preferred Securities or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Clearing Agency) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Trust Preferred Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Trust Preferred Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Clearing Agency or its nominee in the case of a Global Trust Preferred Security). The rights of beneficial owners in any Global Trust Preferred Security shall be exercised only through the Clearing Agency subject to the applicable rules and procedures of the Clearing Agency. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Clearing Agency or any agent thereof with respect to its Participants and any beneficial owners.

          (ii) The Property Trustee and Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Trust Preferred Security (including any transfers between or among Clearing Agency Participants or beneficial owners in any Global Trust Preferred Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     SECTION 9.3 Deemed Security Holders.

     The Trustees may treat the Person in whose name any Security shall be registered on the books and records of the Trust as the sole owner of such Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

     SECTION 9.4 Book Entry Interests.

     Global Trust Preferred Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Clearing Agency, and no Trust Preferred Security Beneficial Owner will receive a definitive Trust Preferred Security Certificate representing such Trust Preferred Security Beneficial Owner's interests in such Global Trust Preferred Securities, except as provided in Section 9.2 and Section 7.9. Unless and until Definitive Trust Preferred Securities have been issued to the Trust Preferred Security Beneficial Owners pursuant to Section 9.2 or Section 7.9:

     (a) the provisions of this Section 9.4 shall be in full force and effect;

     (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Trust Preferred Securities and receiving approvals, votes or consents hereunder) as the Holder of the Trust Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Trust Preferred Security Beneficial Owners;

     (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

     (d) the rights of the Trust Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Trust Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants, provided, that solely for the purposes of determining whether the Holders of the requisite amount of Trust Preferred Securities have voted on any matter provided for in this Declaration, so long as Definitive Trust Preferred Security Certificates have not been issued, the Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Trust Preferred Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part.

     SECTION 9.5 Notices to Clearing Agency.

     Whenever a notice or other communication to the Trust Preferred Security Holders is required under this Declaration, the Trustees shall give all such notices and communications specified herein to be given to the Holders of Global Trust Preferred Securities to the Clearing Agency, and shall have no notice obligations to the Trust Preferred Security Beneficial Owners.

     SECTION 9.6 Appointment of Successor Clearing Agency.

     If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Trust Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Trust Preferred Securities.

                                    ARTICLE X
                           LIMITATION OF LIABILITY OF

                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

     SECTION 10.1 Liability.

     (a) Except as expressly set forth in this Declaration, the Trust Securities Guarantee and the terms of the Securities, the Sponsor shall not be:

          (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

          (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

     (b) The Sponsor shall be liable for all of the debts and obligations of the Trust (other than with respect to the payment or delivery of amounts due, if any, on the Securities) to the extent not satisfied out of the Trust's assets.

     (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Trust Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     SECTION 10.2 Exculpation.

     (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

     SECTION 10.3 Fiduciary Duty.

     (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

     (b) Unless otherwise expressly provided herein:

          (i) whenever a conflict of interest exists or arises between any Covered Persons; or

          (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

     (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

          (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

          (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

     SECTION 10.4 Indemnification.

     (a) (i) The Sponsor shall indemnify, to the fullest extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including reasonable attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, in and of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (ii) The Sponsor shall indemnify, to the fullest extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including reasonable attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

          (iii) Any indemnification under paragraphs (i) and (ii) of this
     Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

          (iv) Expenses (including reasonable attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Trust Preferred Security Holders.

          (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Trust Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this
     Section 10.4(a) shall not affect any rights or obligations then existing.

          (vi) The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

          (vii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

          (viii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (b) The Sponsor agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration and the removal or resignation of the Property Trustee or the Delaware Trustee, as the case may be.

     SECTION 10.5 Outside Businesses.

     Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, and none of the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE XI
                                   ACCOUNTING

     SECTION 11.1 Fiscal Year.

     The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

     SECTION 11.2 Certain Accounting Matters.

     (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

     (b) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.

     (c) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

     SECTION 11.3 Banking.

     The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

     SECTION 11.4 Withholding.

     The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

     SECTION 12.1 Amendments.

     (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by the Administrative Trustees (or if there are more than two Administrative Trustees a majority of the Administrative Trustees); and

          (i) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, also by the Property Trustee; and

          (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, also by the Delaware Trustee.

     (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

          (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

          (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

               (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

               (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities), provided, however, that the Property Trustee shall not be required to sign any such amendment, and

          (iii) to the extent the result of such amendment would be to:

               (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust, or in a manner that will have the same consequences as classification as a grantor trust;

               (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

               (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act;

     (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

     (d) Section 9.1(b) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

     (e) Article Four shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities and;

     (f) The rights of the holders of the Common Securities under Article Five to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

     (g) Notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

          (i) cure any ambiguity, correct or supplement any provision in this Declaration that may be inconsistent with any other provision of this Declaration or to make any other provisions with respect to matters or questions arising under this Declaration which shall not be inconsistent with the other provisions of the Declaration; and

          (ii) to modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust, or in a manner that will have the same consequences as classification as a grantor trust, at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act.

provided, however, such action shall not adversely affect in any material respect the interests of the Holders, and any amendments of this Declaration shall become effective when notice thereof is given to the Holders.

     SECTION 12.2 Meetings of the Holders; Action by Written Consent.

     (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Trust Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more notice in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Security Certificates held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

     (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

          (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Trust Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all

     Holders having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

          (ii) each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

          (iii) each meeting of the Holders shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

          (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Trust Preferred Securities are then listed or trading, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                   ARTICLE XII
                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

     SECTION 13.1 Representations and Warranties of Property Trustee.

     The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

     (a) The Property Trustee is a national banking association with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

     (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

     (c) The execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

     (d) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Declaration.

     SECTION 13.2 Representations and Warranties of Delaware Trustee.

     The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

     (a) The Delaware Trustee, if an entity, is duly organized, validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

     (b) The execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

     (c) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

     (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                   ARTICLE XIV
                                  MISCELLANEOUS

     SECTION 14.1 Notices.

     All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

     (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the

Trust may give notice of to the Holders):

                       Xerox Capital Trust I
                       c/o Xerox Corporation
                       P.O. Box 1600
                       800 Long Ridge Road
                       Stamford, Connecticut 06904
                       Attention: Treasurer

     (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders):

                       Wilmington Trust Company
                       Rodney Square North
                       1100 North Market Street
                       Wilmington, Delaware 19890
                       Attention: Corporate Trust Administration
                       Fax: (302) 651-8882

     (c) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders):

                       Wells Fargo Bank Minnesota, National Association Sixth and Marquette
                       MAC N9303-120
                       Minneapolis, Minnesota 55479
                       Attention: Corporate Trust Services
                       Fax: (612) 667-9825

     (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                       Xerox Corporation
                       P.O. Box 1600
                       800 Long Ridge Road
                       Stamford, Connecticut 06904
                       Attention: Treasurer

     (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     SECTION 14.2 Governing Law.

     This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

     SECTION 14.3 Intention of the Parties.

     It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

     SECTION 14.4 Headings.

     Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

     SECTION 14.5 Successors and Assigns.

     Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

     SECTION 14.6 Partial Enforceability.

     If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     SECTION 14.7 Counterparts.

     This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

     IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                Gregory B. Tayler, as Administrative Trustee

                                Timothy MacCarrick, as Administrative Trustee

                                Navin M. Chheda, as Administrative Trustee

                                WILMINGTON TRUST COMPANY,
                                as Delaware Trustee


                                By:
                                   -----------------------------------------
                                   Name:
                                   Title:


                                WELLS FARGO BANK MINNESOTA, NATIONAL
                                  ASSOCIATION,
                                as Property Trustee


                                By:
                                   -----------------------------------------
                                   Name:
                                   Title:


                                XEROX CORPORATION,
                                as Sponsor


                                By:
                                   -----------------------------------------
                                   Name:
                                   Title:

                                     ANNEX I
                                    TERMS OF
                  7 1/2% CONVERTIBLE TRUST PREFERRED SECURITIES
                      7 1/2% CONVERTIBLE COMMON SECURITIES

     Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of November 27, 2001 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Offering Memorandum referred to below in Section 2(c) of this Annex I):

     1.   Designation and Number.

          (a) Trust Preferred Securities. 20,700,000 Trust Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of up to one billion thirty-five million dollars ($1,035,000,000), and each with a liquidation amount with respect to the assets of the Trust of $50 per security, are hereby designated for the purposes of identification only as "7 1/2% Convertible Trust Preferred Securities" (the "Trust Preferred Securities"). The certificates evidencing the Trust Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Trust Preferred Securities are listed.

          (b) Common Securities. 640,208 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of thirty-two million ten thousand and four hundred dollars ($32,010,400) and a liquidation amount with respect to the assets of the Trust of $50 per security, are hereby designated for the purposes of identification only as "7 1/2% Convertible Common Securities" (the "Common Securities"). The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

     2. Distributions.

          (a) Distributions payable on each Security will be fixed at a rate per annum of 7 1/2% (the "Coupon Rate") of the liquidation amount of $50 per Security (the "Liquidation Amount"), such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear additional distributions thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

          (b) Distributions on the Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from November 27, 2001, and will be payable quarterly in arrears on February 27, May 27, August 27 and November 27 of each year, commencing on February 27, 2002 (each, a "Distribution Date"), except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period less than a full calendar month on the basis of the actual number of days elapsed in such month.

          (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the Business Day or, if the Trust Preferred Securities are no longer represented by Global Trust Preferred Securities, the 15th calendar day, immediately preceding the relevant Distribution Date, which Distribution Dates correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Trust Preferred Securities will be made as described under the heading "Description of the Trust Preferred Securities -- Book-Entry Only Issuance -- The Depository Trust Company" in the Offering Memorandum, dated November 19, 2001, of the Sponsor and the Trust relating to the Securities and the Debentures. Payments in respect of Definitive Trust Preferred Securities will be made by check mailed to the Holder entitled thereto. The relevant record dates for the Common Securities shall be the same as the record dates for the Trust Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Debenture Issuers having failed to make a payment under the respective Debentures, will cease to be payable to the Holder on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the related Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date. The amount of any Distribution payable on any Distribution Date, the applicable redemption date, the applicable Purchase Date or the Change in Control Purchase Date shall include Distributions accrued from and including the Issue Date or the last Distribution Date to which Distributions have been paid to but excluding such Distribution Date, such redemption date, such Purchase Date or such Change in Control Purchase Date, as applicable.

          (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

     3. Liquidation Distribution Upon Dissolution.

     If a termination occurs as described in Sections 8.1(a)(i), (ii), (iv) and
(v) of the Declaration, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the holders of the Trust Securities a Like Amount of the Xerox Funding Debentures (or, in the case of an exchange by Xerox Funding, Xerox Debentures) then held by the Property Trustee, unless such distribution is determined by the Property Trustee not to be practicable, in which event such holders will be entitled to receive out of the assets of the Trust legally available for distribution to holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the Liquidation Amount plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If such Liquidation Distribution can be paid only in part because the Trust has insufficient assets on hand legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Trust Preferred Securities and the Common Securities shall be paid on a Pro Rata basis.

     "Like Amount" means (i) with respect to a redemption of the Securities, Securities having a Liquidation Amount equal to the principal amount of Debentures to be paid in accordance with their terms, (ii) with respect to a distribution of Debentures upon the liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Securities of the Holder to whom such Debentures are distributed.

     4. Conversion.

     The Holders of Trust Securities, subject to the limitations set forth in this Section 4 and the Securities, shall have the right at any time following the Closing Time and ending on the second Business Day immediately preceding November 27, 2021, at their option, to cause the Conversion Agent to convert Trust Securities, on behalf of the converting Holders, into shares of Common Stock of the Sponsor in the manner described herein and subject to the following terms and conditions described in this Section.

          (a) The Trust Securities will be convertible into fully paid and nonassessable shares of Common Stock of the Sponsor pursuant to the Holder's direction to the Conversion Agent to direct Xerox Funding or its authorized agent to immediately convert an equivalent aggregate principal amount of Xerox Debentures then held by Xerox Funding into fully paid and nonassessable shares of Common Stock of the Sponsor at an initial rate of 5.4795 shares of Common Stock for each Trust Security, subject to certain adjustments set forth in the Xerox Indenture (as so adjusted, the "Conversion Rate").

          (b) In order to convert Trust Securities into Common Stock, the Holder of such Trust Securities shall submit to the Conversion Agent an irrevocable Notice of Conversion to convert Trust Securities on behalf of such Holder, together, if the Trust Securities are in certificated form, with such certificates. The Notice of Conversion shall (i) set forth the number of Trust Securities to be converted and the name or names, if other than the Holder, in which the shares of Company Common Stock should be issued and (ii) direct the Conversion Agent (a) to direct Xerox Funding to immediately convert an equivalent aggregate principal amount of Xerox Debentures into Common Stock and, if applicable, other securities, cash or property (at the Conversion Rate specified in the preceding paragraph), and (b) to direct Xerox Funding to direct the Sponsor to deliver such property to the Property Trustee for delivery to such Holder. The Conversion Agent shall notify the Property Trustee of the Holder's election to convert Trust Securities. The Conversion Agent shall thereupon notify Xerox Funding of the Holder's election to convert the Debentures into shares of Common Stock. Upon receipt of such notice, Xerox Funding, or its authorized agent, will elect to convert an equivalent aggregate principal amount of the Xerox Debentures then held by it into shares of Common Stock and deliver such Common Stock to the Property Trustee for distribution to the Holders of the Trust Securities so converted. The Trust shall be obligated to deliver the shares of Common Stock received in connection with such conversion to the Holders of such Trust Securities. Upon any such conversion, an equivalent aggregate principal amount of Xerox Funding Debentures shall be deemed to have been paid in full in accordance with the provisions of the Xerox Funding Indenture. None of the Trust, Xerox Funding or the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any unpaid Distributions, whether or not in arrears, accrued on the Trust Securities surrendered for conversion, or on account of any accrued and unpaid dividends on the shares of Common Stock issued upon such conversion. Trust Securities shall be deemed to have been converted immediately prior to the close of business on the day on which an irrevocable Notice of Conversion relating to such Trust Securities is received by the Conversion Agent in accordance with the foregoing provisions (the "Conversion Date"). The Person or Persons entitled to receive the Common Stock issuable upon conversion of the Xerox Debentures shall be treated for all purposes as the record holder or holders of such Common Stock on the Conversion Date. As promptly as practicable on or after the Conversion Date, the Sponsor shall issue and deliver (or cause the transfer agent for the Common Stock to deliver) at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the Notice of Conversion, and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons. The Trust agrees not to convert any Debentures then held by it except pursuant to a Notice of Conversion delivered to the Conversion Agent.

          (c) In effecting the conversion and transactions described in this
Section 4, the Conversion Agent shall be acting as agent of the Holders of Trust Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized to cause Xerox Funding or its authorized agent to convert immediately all or a portion of the Xerox Debentures so exchanged into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Section and to deliver to the Property Trustee any new Xerox Funding Debenture or Xerox Funding Debentures for any resulting unconverted principal amount delivered to the Conversion Agent by the applicable Debenture Trustee, or if such Debentures are represented by a Global Security, to cause the applicable Debenture Trustee to make appropriate notations thereon.

          (d) No fractional shares of the Common Stock will be issued as a result of conversion, but, in lieu thereof, such fractional interest will be paid in cash by the Sponsor to the Conversion Agent in an amount equal to the

Sale Price (as determined under the Xerox Indenture) of such fractional share on the Conversion Date, and the Conversion Agent will in turn make such payment to the Holder or Holders of Trust Securities so converted.

          (e) Nothing in this Section 4 shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Declaration or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

          (f) In the event of the conversion of any Trust Securities in part only in connection with a conversion pursuant to this Section 4, a new Trust Security or Trust Securities for the unconverted portion thereof will be issued in the name of the Holder thereof upon the cancellation of the Trust Security converted in part in accordance with Section 7.10 of the Declaration or if such Trust Security is represented by a Global Trust Preferred Security, the Property Trustee shall note thereon the reduction in the number of Trust Securities evidenced thereby as a result of such exchange.

     5. Redemption and Distribution.

          (a) Upon the repayment of the Xerox Debentures in whole or in part, at maturity or upon early redemption (either at the option of Sponsor or pursuant to a Special Event, as described below), an equivalent principal amount of the Xerox Funding Debentures shall be repaid in accordance with the terms of the Xerox Funding Indenture and the proceeds from such repayment by Xerox Funding shall be simultaneously applied by the Property Trustee (subject to the Property Trustee having received notice no later than 45 days prior to such repayment) to redeem a Like Amount of the Securities at a redemption price equal to (i) in the case of the repayment of the Xerox Debentures at maturity or the optional prepayment of the Xerox Debentures prior to December 4, 2004 upon the occurrence and continuation of a Special Event, the Regular Redemption Price (as defined below) and (ii) in the case of the optional prepayment of the Xerox Debentures on or after December 4, 2004 (the "Initial Optional Redemption Date"), the Special Redemption Price (as defined below). The Regular Redemption Price and the Special Redemption Price are referred to collectively as the "Redemption Price". Holders will be given not less than 30 nor more than 60 days notice of such redemption.

          (b) (i) The "Regular Redemption Price", with respect to a redemption of Securities, shall mean an amount per Security equal to the principal of and accrued and unpaid interest on $50 principal amount of the Xerox Debentures to but excluding the maturity date or the date fixed for redemption thereof.

               (ii) In the case of an optional redemption, if fewer than all the outstanding Securities are to be so redeemed, the Trust Preferred Securities will be redeemed Pro Rata and the Trust Preferred Securities to be redeemed will be determined as described in Section 5(f)(ii) below.

               (iii) The Sponsor shall have the right (subject to the conditions in the Xerox Indenture) to elect to redeem the Xerox Debentures in whole or in part at any time on or after the Initial Optional Redemption Date, upon not less than 30 days and not more than 60 days notice, at the Special Redemption Price and, simultaneous with such redemption, to cause an equivalent principal amount of the Xerox Funding Debentures to be redeemed by Xerox Funding at the Special

     Redemption Price and to cause a Like Amount of the Securities to be redeemed by the Trust at the Special Redemption Price on a Pro Rata basis. "Special Redemption Price" shall mean a price equal to the percentage of the liquidation amount of Securities to be redeemed plus accumulated and unpaid Distributions thereon, if any, to but excluding the date of such redemption if redeemed during the periods indicated below:

Period                        Percentage

From December 4, 2004 to
     November 26, 2005        103.75%
From November 27, 2005 to
     November 26, 2006        102.50%
From November 27, 2006 to
     November 26, 2007        101.25%
After November 26, 2007       100%

          (c) If a Special Event shall occur and be continuing, the Sponsor may at its option prepay the Xerox Debentures in whole (but not in part) at any time prior to the Initial Optional Redemption Date, within the 90 days of the occurrence of such Special Event (the "90 Day Period") at the Regular Redemption Price, and, simultaneous with such redemption, cause an equivalent principal amount of the Xerox Funding Debentures to be redeemed by Xerox Funding at the Regular Redemption Price and cause a Like Amount of the Securities to be redeemed by the Trust at the Regular Redemption Price on a Pro Rata basis.

     "Special Event" means a Tax Event or an Investment Company Event.

     "Tax Event" means that the Administrative Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein; (b) any judicial decision or official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action"); or (c) any amendment to or change in the administrative position or interpretation of any Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental agency or regulatory body, irrespective of the manner in which such amendment or change is made known, which amendment or change is effective or such Administrative Action or decision is announced, in each case, on or after the date of original issuance of the Debentures or the initial issue date of the Trust Preferred Securities, there is more than an insubstantial risk that (i) either the Trust or Xerox Funding is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable on the Xerox Debentures is not, or within 90 days of the date thereof will not be, deductible by the Sponsor, in whole or in part, for United States federal income tax purposes or (iii) the Trust or Xerox Funding is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

     "Investment Company Event" means that the Sponsor shall have received an opinion of independent legal counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, courts, governmental agency or regulatory authority on or after the date of initial issuance of the Trust Preferred Securities by the Trust, either the Trust or Xerox Funding is or will be considered an "Investment Company" that is required to be registered under the Investment Company Act.

          (d) On and from the date fixed by the Administrative Trustees for any distribution of Debentures and liquidation of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), as the Holder of the Trust Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and any certificates representing Securities not held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) will be deemed to represent beneficial interests in a Like Amount of Debentures until such certificates are presented to the applicable Debenture Issuer or its agent for transfer or reissue.

          (e) The Trust may not redeem any outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

          (f) The procedure with respect to redemptions or distributions of Debentures shall be as follows:

               (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 5(f)(i), a Redemption/ Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

               (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Trust Preferred Securities, it being understood that, in respect of Trust Preferred Securities registered in the name of and held of record by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to the Clearing Agency and disbursed by such Clearing Agency in accordance with the procedures applied by such agency or nominee.

               (iii) If Securities are to be redeemed and the Trust gives a

     Redemption/Distribution Notice, (which notice will be irrevocable), then
     (A) with respect to Trust Preferred Securities issued in book-entry form, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures by 10:00 a.m., New York City time, on the maturity date or the date of redemption, as the case requires, the Property Trustee will deposit irrevocably with the Clearing Agency or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to such Trust Preferred Securities and will give the Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the relevant Clearing Agency Participants, and (B) with respect to Trust Preferred Securities issued in certificated form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accumulate on the Securities so called for redemption and all rights of Holders so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding.

               (iv) Payment of accrued and unpaid Distributions on the Redemption Date of the Securities will be subject to the rights of Holders of Securities on the close of business on a regular record date in respect of a Distribution Date occurring on or prior to such Redemption Date.

               Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of (i) any Securities beginning on the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Securities for redemption or (ii) any Securities selected for redemption except the unredeemed portion of any Security being redeemed. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (except that if such next succeeding day which is a Business Day falls in a subsequent calendar year, such payment shall be payable on the Business Day next preceding such date) (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the Trust Securities Guarantee, Distributions on such Securities will continue to accumulate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

               (v) Redemption/Distribution Notices shall be sent by the

     Property Trustee on behalf of the Trust to (A) in respect of the Trust Preferred Securities, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Trust Preferred Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

               (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws and banking laws), provided the acquiror is not the Holder of the Common Securities or the obligor under the Xerox Funding Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Trust Preferred Securities by tender, in the open market or by private agreement. Any Trust Preferred Securities so acquired will not be resold.

     6. Purchase of Trust Securities at Option of the Holder.

          (a) General. Subject to the terms and conditions of the Xerox Indenture and this Section, the Trust may become obligated to purchase, at the option of the Holder, all or a portion of the Trust Securities held by such Holder on December 4, 2004, November 27, 2006, November 27, 2008, November 27, 2011 and November 27, 2016 (each, a "Purchase Date"), at a purchase price of $50 per Trust Security, plus accrued and unpaid Distributions thereon to but excluding the applicable Purchase Date (the "Purchase Price"). If Holders require the Trust to purchase all or a portion of their Trust Securities on a Purchase Date, (x) Xerox Funding will be required to purchase a Like Amount of the Xerox Funding Debentures at the Purchase Price and (y) the Sponsor will be required to purchase an equivalent aggregate principal amount of the Xerox Debentures at such Purchase Price in the manner described below. The Trust will be obligated to use the same consideration received in connection with any such purchase to purchase the applicable Trust Securities on the applicable Purchase Date. The Trust will be required to purchase a Holder's Trust Securities upon:

               (1) delivery to the Paying Agent, by the Holder of a written notice of purchase (a "Purchase Notice") at any time from the opening of business on the date that is at least 20 Business Days prior to a Purchase Date until the close of business on the second Business Day immediately preceding such Purchase Date substantially in the form set forth in the Xerox Indenture; the Purchase Notice shall, in addition to the information set forth in the Xerox Indenture, (i) set forth the number of Trust Securities to be purchased and (ii) direct the Paying Agent (a) to direct the Property Trustee to immediately deliver a notice of purchase of a portion of the Xerox Funding Debentures having an aggregate principal amount equal to the Liquidation Amount of the Trust Securities that are the subject of the Purchase Notice to the applicable trustee, (b) to direct Xerox Funding to elect to submit a notice of purchase to the Sponsor of an equivalent aggregate principal amount of Xerox Debentures, and (c) to direct Xerox Funding to direct the Sponsor to deliver the Purchase Price to the Paying Agent for delivery to such Holder; and

               (2) delivery of such Trust Security to the Paying Agent prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor;

     provided, however, that such Purchase Price shall be so paid pursuant to this Section 6, the Xerox Funding Indenture and the Xerox Indenture only if the Trust Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice, as determined by the Sponsor, and such Purchase Notice shall not be validly withdrawn by the Holder.

                    Any purchase by the Sponsor contemplated pursuant to the provisions of this Section shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Trust Security to the Paying Agent.

                    Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this
     Section 6(a) shall have the right to withdraw such Purchase Notice at any time prior to the close of business on the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with the Xerox Indenture.

                    The Paying Agent shall promptly notify Xerox Funding and the Sponsor of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

          (b) Sponsor's Right to Elect Manner of Payment of Purchase Price. The Trust Securities to be purchased pursuant to Section 6(a) may be paid for, at the election of the Sponsor, in U.S. legal tender ("cash") or Common Stock, or in any combination of cash and Common Stock, subject to the conditions set forth in the Xerox Indenture in respect of the simultaneous purchase of the Xerox Debentures.

               Upon a payment by Common Stock pursuant to the terms hereof, that portion of unpaid and accumulated Distributions attributable to the period from the Issue Date to the Purchase Date with respect to the purchased Trust Security shall not be cancelled, extinguished or forfeited but rather shall be deemed paid in full to the Holder through the delivery of the Common Stock in exchange for the Trust Security being purchased pursuant to the terms hereof, and the fair market value of such Common Stock (together with any cash payments in lieu of fractional shares of Common Stock) shall be treated as issued, to the extent thereof, first in exchange for the Distributions accumulated through the Purchase Date, and the balance, if any, of the fair market value of such shares of Common Stock shall be treated as issued in exchange for the Liquidation Amount of the Trust Security being purchased pursuant to the provisions hereof.

          (c) Notice of Election. The Sponsor's notice of election to purchase with cash or Common Stock or any combination thereof (the "Sponsor Notice") shall be sent to the Holders (and to beneficial owners as required by applicable law) not less than 20 Business Days prior to the applicable Purchase Date (the "Sponsor Notice Date"). Any such Sponsor Notice shall state the manner of payment elected and shall contain the information set forth in the Xerox Indenture.

          (d) Effect of Purchase Notice; Withdrawal. Upon receipt by the Paying Agent of the Purchase Notice specified in Section 6(a), the Holder of the Trust Security in respect of which such Purchase Notice was given shall (unless such Purchase Notice is withdrawn as specified below) thereafter be entitled to receive solely the Purchase Price with respect to such Trust Security to but excluding the Purchase Date. Such Purchase Price shall be paid to such Holder, subject to receipts of funds and/or other property by the Paying Agent, promptly following the later of (x) the Purchase Date with respect to such Trust Security (provided the conditions in the Xerox Indenture have been satisfied) and (y) the time of delivery of such Trust Security to the Paying Agent by the Holder thereof in the manner required by the Xerox Indenture. Trust Securities in respect of which a Purchase Notice has been given by the Holder thereof may not be converted pursuant to Section 4 hereof on or after the date of the delivery of such Purchase Notice unless such Purchase Notice has first been validly withdrawn as specified below.

               A Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent at any time prior to the close of business on the applicable Purchase Date.

          (e) No Purchase Upon Event of Default. There shall be no purchase of any Trust Securities pursuant to this Section 6 (other than through the delivery of Common Stock in payment of the Purchase Price, including cash in lieu of fractional shares) if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Trust Securities, of the required Purchase Notice) and is continuing an Event of Default (other than a default in the payment of the Purchase Price with respect to such Trust Securities). The Paying Agent will promptly return to the respective Holders thereof any Trust Securities (x) with respect to which a Purchase Notice has been withdrawn in compliance with the Xerox Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Purchase Price with respect to such Trust Securities or if the Sponsor has elected, in accordance with the provisions hereof, to pay the Purchase Price through the delivery of Common Stock, including cash in lieu of fractional shares) in which case, upon such return, the Purchase Notice with respect thereto shall be deemed to have been withdrawn.

          (f) Covenants of the Sponsor. All shares of Common Stock delivered upon purchase of the Trust Securities shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim and subject to no restriction on transfer other than those that may be applicable at that time to the Trust Securities.

          (g) Procedure upon Purchase. The Sponsor shall deposit cash (in respect of a cash purchase or for fractional interests) or shares of Common Stock, or a combination thereof, as applicable, at the time and in the manner as provided in the Xerox Indenture, sufficient to pay the aggregate Purchase Price of all Trust Securities to be purchased pursuant to this Section 6 and the Xerox Indenture. As soon as practicable after the Purchase Date, the Sponsor shall deliver to each Holder entitled to receive Common Stock through the Paying Agent, a certificate (or other evidence of ownership) for the number of full shares of Common Stock issuable in payment of the Purchase Price and cash in lieu of any fractional interests. The person in whose name the certificate for Common Stock is registered shall be treated as a holder of record of shares of Common Stock on the Business Day following the Purchase Date. No payment or adjustment will be made for dividends on the Common Stock the record date for which occurred on or prior to the Purchase Date.

          (h) Taxes. If a Holder of a Trust Security is paid in Common Stock, the Sponsor shall pay any documentary, stamp or similar issue or transfer tax due on such issue of shares of Common Stock. However, the Holder shall pay any such tax which is due if the Holder requests the shares of Common Stock to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the Holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations being deducted by the Sponsor.

     7. Purchase of Trust Securities at Option of the Holder upon a Change in Control.

          (a) If on or prior to December 4, 2004, there shall have occurred a Change in Control (as defined in the Xerox Indenture), the Trust may become obligated to purchase Trust Securities, at the option of the Holder, at a purchase price of $50 per Trust Security, plus accrued and unpaid Distributions to but excluding the date of such purchase (the "Change in Control Purchase Price"), as of the date that is no later than 45 Business Days after the occurrence of the applicable Change in Control (the "Change in Control Purchase Date"), subject to satisfaction by or on behalf of the Holder of the requirements set forth in the Xerox Indenture. If Holders require the Trust to purchase all or a portion of their Trust Securities on a Change in Control Purchase Date, (x) Xerox Funding will be required to purchase a Like Amount of the Xerox Funding Debentures at the Change in Control Purchase Price and (y) the Sponsor will be required to purchase an equivalent principal amount of the Xerox Debentures at such Change in Control Purchase Price. The Trust will be obligated to use the same consideration received in connection with any such purchase to purchase the applicable Trust Securities on the Change in Control Purchase Date.

          (b) Within 30 Business Days after the occurrence of a Change in Control, the Sponsor shall mail a written notice of such Change in Control by first-class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law). The notice shall include a form of Change in Control Purchase Notice to be completed by the Trust Securityholder substantially in the form specified in the Xerox Indenture.

          (c) A Holder may exercise its rights specified in Section 7(a) upon delivery of a written notice of purchase (a "Change in Control Purchase Notice") to the Paying Agent at any time prior to the close of business on the Business Day immediately preceding the Change in Control Purchase Date as specified in the Xerox Indenture. The Change in Control Purchase Notice shall, in addition to the information set forth in the Xerox Indenture, (i) set forth the number of Trust Securities to be purchased and (ii) direct the Paying Agent (a) to direct the Property Trustee to immediately deliver a notice of purchase of a portion of the Xerox Funding Debentures having an aggregate principal amount equal to the Liquidation Amount of the Trust Securities that are the subject of the Change in Control Purchase Notice to the applicable trustee, (b) to direct Xerox Funding to elect to submit a notice of purchase to the Sponsor of an equivalent aggregate principal amount of Xerox Debentures, and (c) to direct Xerox Funding to direct the Sponsor to deliver the Change in Control Purchase Price to the Paying Agent for delivery to such Holder.

               The delivery of such Trust Security to the Paying Agent prior to, on or after the Change in Control Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Change in Control Purchase Price therefor; provided, however, that such Change in Control Purchase Price shall be so paid pursuant to this Section, the Xerox Funding Indenture and the Xerox Indenture only if the Trust Security so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Change in Control Purchase Notice, as determined by the Sponsor, and such Change in Control Purchase Notice shall not be validly withdrawn by the Holder.

               Any purchase by the Sponsor contemplated pursuant to the provisions of this Section 7 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Change in Control Purchase Date and the time of delivery of the Trust Security to the Paying Agent.

               Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Change in Control Purchase Notice contemplated by this Section 7 shall have the right to withdraw such Change in Control Purchase Notice at any time prior to the close of business on the Change in Control Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with the Xerox Indenture.

               The Paying Agent shall promptly notify Xerox Funding and the Sponsor of the receipt by it of any Change in Control Purchase Notice or written withdrawal thereof.

               The Sponsor shall not be required to comply with this Section 7 if a third party mails a written notice of Change in Control in the manner, at the times and otherwise in compliance with this Section 7 and repurchases all Trust Securities for which a Change in Control Purchase Notice shall be delivered and not withdrawn.

          (d) Sponsor's Right to Elect Manner of Payment of Change in Control Purchase Price. The Trust Securities to be purchased pursuant to Section 7(a) may be paid for, at the election of the Sponsor, in cash or Common Stock, or in any combination of cash and Common Stock, subject to the conditions set forth in the Xerox Indenture in respect of the simultaneous purchase of the Xerox Debentures.

               Upon a payment by Common Stock pursuant to the terms hereof, that portion of unpaid and accumulated Distributions attributable to the period from the Issue Date to the Change in Control Purchase Date with respect to the purchased Trust Security shall not be cancelled, extinguished or forfeited but rather shall be deemed paid in full to the Holder through the delivery of the Common Stock in exchange for the Trust Security being purchased pursuant to the terms hereof, and the fair market value of such Common Stock (together with any cash payments in lieu of fractional shares of Common Stock) shall be treated as issued, to the extent thereof, first in exchange for the Distributions accumulated through the Change in Control Purchase Date, and the balance, if any, of the fair market value of such shares of Common Stock shall be treated as issued in exchange for the Liquidation Amount of the Trust Security being purchased pursuant to the provisions hereof.

          (e) Notice of Election. The Sponsor's notice of election to purchase with cash or Common Stock or any combination thereof (the "Change in Control Sponsor Notice") shall be sent to the Holders (and to beneficial owners as required by applicable law) not less than 30 Business Days prior to the applicable Change in Control Purchase Date (the "Change in Control Sponsor Notice Date"). Any such Change in Control Sponsor Notice shall state the manner of payment elected and shall contain the information set forth in the Xerox Indenture.

          (f) Effect of Change in Control Purchase Notice; Withdrawal. Upon receipt by the Paying Agent of the Change in Control Purchase Notice specified in Section 7(a), the Holder of the Trust Security in respect of which such Change in Control Purchase Notice was given shall (unless such Change in Control Purchase Notice is withdrawn as specified below) thereafter be entitled to receive solely the Change in Control Purchase Price with respect to such Trust Security to but excluding the Change in Control Purchase Date. Such Change in Control Purchase Price shall be paid to such Holder, subject to receipts of funds and/or other property by the Paying Agent, promptly following the later of
(x) the Change in Control Purchase Date with respect to such Trust Security (provided the conditions in the Xerox Indenture have been satisfied) and (y) the time of delivery of such Trust Security to the Paying Agent by the Holder thereof in the manner required by the Xerox Indenture. Trust Securities in respect of which a Change in Control Purchase Notice has been given by the Holder thereof may not be converted pursuant to Section 4 hereof on or after the date of the delivery of such Change in Control Purchase Notice unless such Change in Control Purchase Notice has first been validly withdrawn as specified below.

               A Change in Control Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent at any time prior to the close of business on the Change in Control Purchase Date.

          (g) No Purchase Upon Event of Default. There shall be no purchase of any Trust Securities pursuant to this Section 7 (other than through the issuance of Common Stock in payment of the Change in Control Purchase Price, including cash in lieu of fractional shares) if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Trust Securities, of the required Change in Control Purchase Notice) and is continuing an Event of Default (other than a default in the payment of the Change in Control Purchase Price with respect to such Trust Securities). The Paying Agent will promptly return to the respective Holders thereof any Trust Securities (x) with respect to which a Purchase Notice has been withdrawn in compliance with the Xerox Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Change in Control Purchase Price with respect to such Trust Securities or if the Sponsor has elected, in accordance with the provisions hereof, to pay the Change in Control Purchase Price through the delivery of Common Stock, including cash in lieu of fractional shares) in which case, upon such return, the Change in Control Purchase Notice with respect thereto shall be deemed to have been withdrawn.

          (h) Covenants of the Sponsor. All shares of Common Stock delivered upon purchase of the Trust Securities shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim and subject to no restriction on transfer other than those that may be applicable at that time to the Trust Securities.

          (i) Procedure upon Purchase. The Sponsor shall deposit cash (in respect of a cash purchase or for fractional interests) or shares of Common Stock, or a combination thereof, as applicable, at the time and in the manner as provided in the Xerox Indenture, sufficient to pay the aggregate Change in Control Purchase Price of all Trust Securities to be purchased pursuant to this
Section 7. As soon as practicable after the Change in Control Purchase Date, the Sponsor shall deliver to each Holder entitled to receive Common Stock through the Paying Agent, a certificate (or other evidence of ownership) for the number of full shares of Common Stock issuable in payment of the Change in Control Purchase Price and cash in lieu of any fractional interests. The person in whose name the certificate for Common Stock is registered shall be treated as a holder of record of shares of Common Stock on the Business Day following the Change in Control Purchase Date. No payment or adjustment will be made for dividends on the Common Stock the record date for which occurred on or prior to the Change in Control Purchase Date.

          (j) Taxes. If a Holder of a Trust Security is paid in Common Stock, the Sponsor shall pay any documentary, stamp or similar issue or transfer tax due on such issue of shares of Common Stock. However, the Holder shall pay any such tax which is due if the Holder requests the shares of Common Stock to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the Holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations being deducted by the Sponsor.

     8. Voting Rights -- Trust Preferred Securities.

          (a) Except as provided in this Annex I and as otherwise required by law and the Declaration, the Holders of the Trust Preferred Securities will have no voting rights.

          (b) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.07 of each Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indentures or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in liquidation amount of all outstanding Trust Preferred Securities; provided, however, that where a consent under the Indentures would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Trust Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Trust Preferred Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Trust Preferred Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Trust Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an opinion of counsel experienced in such matters to the effect that, under then current law and assuming full compliance with the terms of this Declaration and the Indentures, the Trust will, for United States federal income tax purposes, be classified as a grantor trust, or in a manner that will have the same consequences as classification as a grantor trust, and will not be classified as an association taxable as a corporation.

               If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of a Debenture Issuer to pay or deliver any amounts due on the Debentures on the due date (or in the case of redemption, on the redemption date, or in the case of purchase, the Purchase Date or Change in Control Purchase Date), then a Holder of Trust Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of such amounts on a Like Amount of Xerox Funding Debentures and Xerox Debentures (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Common Securities Holder will be subrogated to the rights of such Holder of Trust Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Trust Preferred Securities in such Direct Action. Except as provided in the second preceding sentence, the Holders of Trust Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

               Any approval or direction of Holders of Trust Preferred Securities may be given at a separate meeting of Holders of Trust Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Property Trustees will cause a notice of any meeting at which Holders of Trust Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Trust Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

               No vote or consent of the Holders of the Trust Preferred Securities will be required for the Trust to redeem and cancel Trust Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

               Notwithstanding that Holders of Trust Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Trust Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

     9. Voting Rights -- Common Securities.

          (a) Except as provided under Sections 9(b) and 10 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

          (b) Unless a Debenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by the holder of the

Common Securities. If a Debenture Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by the holders of a majority in liquidation amount of the outstanding Trust Preferred Securities. In no event will the holders of the Trust Preferred Securities have the right to vote to appoint, remove or replace the Administrative Trustees, which voting rights are vested exclusively in the Sponsor as the holder of the Common Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Declaration.

          (c) So long as any Xerox Funding Debentures or Xerox Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.07 of each Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indentures or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a majority in liquidation amount of all outstanding Common Securities; provided, however, that where a consent under the Indentures would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Common Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Common Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Common Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an opinion of counsel experienced in such matters to the effect that, under then current law and assuming full compliance with the terms of this Declaration and the Indentures, the Trust will, for United States federal income tax purposes, be classified as a grantor trust, or in a manner that will have the same consequences as classification as a grantor trust, and will not be classified as an association taxable as a corporation.

               If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of a Debenture Issuer to pay or deliver any amounts due on the Debentures on the due date (or in the case of redemption, on the redemption date or in the case of purchase, the Purchase Date or the Change in Control Purchase Date), then a Holder of Common Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Xerox Funding Debentures, or the Xerox Debentures, on or after the respective due date specified in the Debentures. In connection with Direct Action, the rights of the Common Securities Holder will be subordinated to the rights of such Holder of Trust Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Common Securities in such Direct Action. Except as provided in the second preceding sentence, the Holders of Common Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

               Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

               No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

     10. Amendments to Declaration and Xerox Funding Indenture.

          In addition to the requirements set out in Section 12.1 of the Declaration, the Declaration may be amended from time to time by the Sponsor, the Property Trustee and the Administrative Trustees, without the consent of the Holders of the Securities (i) to cure any ambiguity, correct or supplement any provisions in the Declaration that may be inconsistent with any other provisions, or to make any other provisions with respect to matters or questions arising under the Declaration which shall not be inconsistent with the other provisions of the Declaration, or (ii) to modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust, or in a manner that will have the same consequences as classification as a grantor trust, at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an "Investment Company" under the Investment Company Act; provided, however, such action shall not adversely affect in any material respect the interests of any Holder of Securities, and any amendments of the Declaration shall become effective when notice thereof is given to the holders of the Securities. The Declaration may be amended by the Trustees and the Sponsor with (i) the consent of Holders representing a majority in liquidation amount of all outstanding Securities, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust, or being classified in a manner that will have the same consequences as classification as a grantor trust, for United States federal income tax purposes (under then current law and assuming full compliance with the terms of the Indentures (and certain other documents), and based on certain facts contained therein), or the Trust's exemption from status as an Investment Company under the Investment Company Act, provided that, without the consent of each Holder of Trust Securities, the Declaration may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities, reduce the Redemption Price, Purchase Price or Change in Control Purchase Price, make any change that adversely affects the right to convert any Security, make any change that adversely affects the right to require the Trust to purchase the Securities in accordance with the terms thereof and this Declaration or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a holder of Trust Securities to institute suit for the enforcement of any such payment on or after such date.

     11. Pro Rata.

          A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Trust Preferred Securities pro rata according to the aggregate liquidation amount of Trust Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Trust Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Trust Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

     12. Ranking.

          The Trust Preferred Securities rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities, except that, if an Event of Default under the Declaration occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the Holders of the Trust Preferred Securities shall be paid in full the Distributions, Redemption Price, Purchase Price, Change in Control Purchase Price and other payments to which they are entitled at such time.

     13. Acceptance of Trust Securities Guarantee and Indentures.

          Each Holder of Trust Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Trust Securities Guarantee including the subordination provisions therein and to the provisions of the Indentures.

     14. No Preemptive Rights.

          The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

     15. Miscellaneous.

          These terms constitute a part of the Declaration.

          The Sponsor will provide a copy of the Declaration, the Trust Securities Guarantee and the Indentures (including any supplemental indenture) to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1

                  FORM OF TRUST PREFERRED SECURITY CERTIFICATE

                               [FORM OF SECURITY]

     [IF THIS GLOBAL SECURITY IS A GLOBAL TRUST PREFERRED SECURITY, INSERT: THIS TRUST PREFERRED SECURITY IS A GLOBAL TRUST PREFERRED SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS TRUST PREFERRED SECURITY IS EXCHANGEABLE FOR TRUST PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS TRUST PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS TRUST PREFERRED SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS TRUST PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW
YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY TRUST PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     [IF THIS SECURITY IS A RESTRICTED TRUST PREFERRED SECURITY, INSERT: THIS SECURITY AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF UNDERLYING COMMON STOCK ISSUABLE UPON CONVERSION OR PURCHASE OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ISSUANCE OF THE SECURITIES UPON AN EXERCISE OF THE OVERALLOTMENT OPTION GRANTED TO THE INITIAL PURCHASERS IN CONNECTION WITH THE ORIGINAL SALE OF THE SECURITIES AND THE LAST DATE ON WHICH XEROX CORPORATION ("XEROX") OR ANY AFFILIATE OF XEROX WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO XEROX OR ANY AFFILIATE THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE 1N RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO XEROX'S AND THE PROPERTY TRUSTEE'S AND/OR TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE

DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE PROPERTY TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

Certificate Number:                                        Aggregate Liquidation
                                            Amount of Trust Preferred Securities
                                                            CUSIP NO. 98411F 202

                Certificate Evidencing Trust Preferred Securities
                                       of
                             Xerox Capital Trust II

                  7 1/2% Convertible Trust Preferred Securities
              (liquidation amount $50 per Trust Preferred Security)

     Xerox Capital Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that
                                                              ------------------
                (the "Holder") is the registered owner of [$        in aggregate
---------------                                             --------
liquidation amount of Trust Preferred Securities of the Trust] [the aggregate liquidation amount of Trust Preferred Securities of the Trust specified in Schedule A hereto] representing undivided beneficial interests in the assets of the Trust designated the 7 1/2% Convertible Trust Preferred Securities (liquidation amount $50 per Trust Preferred Security) (the "Trust Preferred Securities"). The Trust Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of November 27, 2001, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Trust Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Trust Securities Guarantee and the Indentures to a Holder without charge upon written request to the Trust at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Trust Securities Guarantee to the extent provided therein.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Xerox Funding Debentures and the Xerox Debentures as indebtedness and the Trust Preferred Securities as evidence of indirect beneficial ownership in the Xerox Funding Debentures and the Xerox Debentures.

     IN WITNESS WHEREOF, the Trust has executed this certificate this 27th day of November, 2001.

                                           XEROX CAPITAL TRUST II


                                           By:
                                              ----------------------------------
                                              Name:
                                              Administrative Trustee

                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Trust Preferred Securities referred to in the within-mentioned Declaration.

Dated: November 27, 2001

                                           WELLS FARGO BANK MINNESOTA,
                                           NATIONAL ASSOCIATION,
                                           as Property Trustee


                                           By:
                                              ----------------------------------
                                              Authorized Signatory

                          [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Trust Preferred Security will be fixed at a rate per annum of 7 1/2% (the "Coupon Rate") of the liquidation amount of $50 per Security (the "Liquidation Amount"), such rate being the rate of interest payable on the Xerox Funding Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear additional distributions thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). A Distribution is payable only to the extent that payments are made in respect of the Xerox Funding Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

     Distributions on the Trust Preferred Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from November 27, 2001, and will be payable quarterly in arrears on February 27, May 27, August 27 and November 27 of each year, commencing on February 27, 2002 (each, a "Distribution Date"), except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period less than a full calendar month on the basis of the actual number of days elapsed in such month.

     Distributions on the Trust Preferred Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the Business Day or, if the Trust Preferred Securities are no longer represented by Global Trust Preferred Securities, the 15th calendar day, immediately preceding the relevant Distribution Date, which Distribution Dates correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Trust Preferred Securities will be made as described under the heading "Description of the Trust Preferred Securities -- Book-Entry Only Issuance -- The Depository Trust Company" in the Offering Memorandum, dated November 19, 2001, of the Sponsor and the Trust relating to the Securities and the Debentures. Payments in respect of Definitive Trust Preferred Securities will be made by check mailed to the Holder entitled thereto. Distributions payable on any Trust Preferred Securities that are not punctually paid on any Distribution Date, as a result of the Debenture Issuers having failed to make a payment under the respective Debentures, will cease to be payable to the Holder on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Trust Preferred Securities are registered on the special record date or other specified date determined in accordance with the related Indenture. If any date on which Distributions are payable on the Trust Preferred Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date. The amount of any Distribution payable on any Distribution Date, the applicable redemption date, the applicable Purchase Date or the Change in Control Purchase Date shall include Distributions accrued from and including the Issue Date or the last Distribution Date to which Distributions have been paid to but excluding such Distribution Date, such redemption date, such Purchase Date or such Change in Control Purchase Date, as applicable.

     In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Trust Securities.

     Subject to certain conditions set forth in the Declaration and the Xerox Funding Indenture, the Property Trustee may, at the direction of the Sponsor, at any time liquidate the Trust and cause the Xerox Funding Debentures or the Xerox Debentures to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneous with any redemption of the Xerox Funding Debentures or the Xerox Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

     Subject to the terms and conditions of the Xerox Indenture and the Declaration, the Trust may become obligated to purchase, at the option of the Holder, the Trust Preferred Securities held by such Holder on December 4, 2004, November 27, 2006, November 27, 2008, November 27, 2011 and November 27, 2016 (each, a "Purchase Date"), at a purchase price of $50 per Trust Security, plus accrued and unpaid Distributions thereon to but excluding the applicable Purchase Date (the "Purchase Price"). In addition, if on or prior to December 4, 2004, there shall have occurred a Change in Control, Trust Preferred Securities shall be purchased by the Trust, at the option of the Holder thereof, at the purchase price of $50 per Trust Security, plus accrued and unpaid Distributions thereon to but excluding the Change in Control Purchase Date (the "Change in Control Purchase Price"), as of the date that is no later than 45 Business Days after the occurrence of the applicable Change in Control (the "Change in Control Purchase Date").

     The Trust Preferred Securities shall be redeemable as provided in the Declaration.

     The Trust Preferred Securities are convertible into shares of common stock of the Sponsor as provided in the Declaration.

                              NOTICE OF CONVERSION

     To: Wells Fargo Bank Minnesota, National Association Conversion Agent for Xerox Capital Trust II

     The undersigned owner of this Trust Security or Trust Securities hereby irrevocably exercises the option to convert this Trust Security or Trust Securities, or the portion designated below, into Common Stock, par value $1.00 per share (the "Common Stock"), of Xerox Corporation or its successor, ("Xerox") in accordance with the terms of the Amended and Restated Declaration of Trust (as amended from time to time, the "Declaration" dated as of November 27, 2001, among Gregory B. Tayler, Timothy MacCarrick and Navin M. Chheda, as Administrative Trustees, Wilmington Trust Company, as Delaware Trustee, Wells Fargo Bank Minnesota, National Association, as Property Trustee, Xerox, as Sponsor, and the Holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to the Declaration). Pursuant to the aforementioned exercise of the option to convert the Trust Security or Trust Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (a) direct Xerox Funding to convert immediately an equivalent aggregate principal amount of Xerox Debentures then held by Xerox Funding into Common Stock and, if applicable, other securities, cash or property (at the conversion rate specified in the Declaration), and (b) to direct Xerox Funding to direct Xerox to deliver such property to the Property Trustee for delivery to the undersigned.

     The undersigned also hereby directs the Conversion Agent that the shares of Common Stock issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

           Date:

                in whole

                in part

           Number of Trust Preferred
                Securities to be converted
                ($50 Liquidation Amount or
                integral multiples thereof):

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust Preferred Security Certificate to:

        (Insert assignee's social security or tax identification number)

                    (Insert address and zip code of assignee)

and irrevocably appoints

                                                       agent to transfer

this Trust Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:


Signature:

(Sign exactly as your name appears on the other side of this Trust Preferred Security Certificate)


Signature Guarantee/*/:

[Include the following if the Trust Preferred Security bears a Restricted Trust Preferred Securities Legend -

In connection with any transfer of any of the Trust Preferred Securities evidenced by this certificate, the undersigned confirms that such Trust Preferred Securities are being:

CHECK ONE BOX BELOW

     (1)  [_] exchanged for the undersigned's own account without transfer; or

     (2) [_] transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (3) [_] transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933; or

     (4)  [_] transferred pursuant to an effective registration statement.

Unless one of the boxes is checked, the Registrar will refuse to register any of the Trust Preferred Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box
(3) is checked, the Registrar may require, prior to registering any such transfer of the Trust Preferred Securities such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act;

provided, further, that after the date that a registration statement has been filed and so long as such registration statement continues to be effective, the Registrar may only permit transfers for which box (4) has been checked.


                                                   Signature

* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                                  SCHEDULE A/*/

     The initial aggregate liquidation amount of Trust Preferred Securities evidenced by the Certificate to which this Schedule is attached is $
                                                                    ------------
(equivalent to                 Trust Preferred Securities). The notations on
              -----------------
the following table evidence decreases and increases in the number of Trust Preferred Securities evidenced by such Certificate.

                                                  Liquidation Amount of
      Decrease in      Increase in Liquidation  Trust Preferred Securities
 Liquidation Amount of    Amount of Capital       Remaining After Such    Not
Trust Preferred Securities     Securities         Decrease or Increase    Reg

* Append to Global Trust Preferred Securities only.

                                   EXHIBIT A-2
                       FORM OF COMMON SECURITY CERTIFICATE

     THIS SECURITY AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF UNDERLYING COMMON STOCK ISSUABLE UPON CONVERSION OR PURCHASE OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ISSUANCE OF THE SECURITIES UPON AN EXERCISE OF THE OVERALLOTMENT OPTION GRANTED TO THE INITIAL PURCHASERS IN CONNECTION

WITH THE ORIGINAL SALE OF THE SECURITIES AND THE LAST DATE ON WHICH XEROX CORPORATION ("XEROX") OR ANY AFFILIATE OF XEROX WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO XEROX OR ANY AFFILIATE THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE 1N RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO XEROX'S AND THE PROPERTY TRUSTEE'S AND/OR TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE PROPERTY TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Certificate Number:                           Number of Common Securities

                    Certificate Evidencing Common Securities
                                       of
                             Xerox Capital Trust II
                      7 1/2% Convertible Common Securities
                  (liquidation amount $50 per Common Security)

     Xerox Capital Trust II, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Xerox Corporation (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 7 1/2% Convertible Common Securities (liquidation amount $50 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of November 27, 2001, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Trust Securities Guarantee and the Indentures (including any supplemental indenture) to a Holder without charge upon written request to the Sponsor at its principal place of business.

     Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Trust Securities Guarantee to the extent provided therein.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Xerox Funding Debentures and the Xerox Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Xerox Funding Debentures and the Xerox Debentures.

     IN WITNESS WHEREOF, the Trust has executed this certificate this 27th day of November, 2001.

                                    XEROX CAPITAL TRUST II


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Administrative Trustee

                        [FORM OF REVERSE OF SECURITY]

     Distributions payable on each Common Security will be fixed at a rate per annum of 7 1/2% (the "Coupon Rate") of the liquidation amount of $50 per Security (the "Liquidation Amount"), such rate being the rate of interest payable on the Xerox Funding Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear additional distributions thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). A Distribution is payable only to the extent that payments are made in respect of the Xerox Funding Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

     Distributions on the Common Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from November 27, 2001, and will be payable quarterly in arrears on February 27, May 27, August 27 and November 27 of each year, commencing on February 27, 2002 (each, a "Distribution Date"), except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period less than a full calendar month on the basis of the actual number of days elapsed in such month. The amount of any Distribution payable on any Distribution Date, the applicable redemption date, the applicable Purchase Date or the Change in Control Purchase Date shall include Distributions accrued from and including the Issue Date or the last Distribution Date to which Distributions have been paid to but excluding such Distribution Date, such redemption date, such Purchase Date or such Change in Control Purchase Date, as applicable.

     Distributions on the Common Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the 15th calendar day immediately preceding the relevant Distribution Date, which Distribution Dates correspond to the interest payment dates on the Debentures. Distributions payable on any Common Securities that are not punctually paid on any Distribution Date, as a result of the Debenture Issuers having failed to make a payment under the Debentures, will cease to be payable to the Holder on the relevant record date, and such defaulted

Distribution will instead be payable to the Person in whose name such Common Securities are registered on the special record date or other specified date determined in accordance with the respective Indentures. If any date on which Distributions are payable on the Common Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date.

     In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Trust Securities.

     Subject to certain other conditions set forth in the Declaration and the Xerox Funding Indenture, the Property Trustee may, at the direction of the Sponsor, at any time liquidate the Trust and cause the Xerox Funding Debentures to be distributed to the holders to the Securities in liquidation of the Trust or, simultaneous with any redemption of the Xerox Funding Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

     Subject to the terms and conditions of the Xerox Indenture and the Declaration, the Trust may become obligated to purchase, at the option of the Holder, the Common Securities held by such Holder on December 4, 2004, November 27, 2006, November 27, 2008, November 27, 2011 and November 27, 2016 (each, a "Purchase Date"), at a purchase price of $50 per Trust Security, plus accrued and unpaid Distributions thereon to but excluding the applicable Purchase Date (the "Purchase Price"). In addition, if on or prior to December 4, 2004, there shall have occurred a Change in Control, Common Securities shall be purchased by the Trust, at the option of the Holder thereof, at the purchase price of $50 per Trust Security, plus accrued and unpaid Distributions thereon to but excluding the Change in Control Purchase Date (the "Change in Control Purchase Price"), as of the date that is no later than 45 Business Days after the occurrence of the applicable Change in Control (the "Change in Control Purchase Date").

     The Common Securities shall be redeemable as provided in the Declaration.

     The Common Securities are convertible into shares of common stock of the Sponsor as provided in the Declaration.

                              NOTICE OF CONVERSION

To:  Wells Fargo Bank Minnesota, National Association
       Conversion Agent for Xerox Capital Trust II

     The undersigned owner of this Trust Security or Trust Securities hereby irrevocably exercises the option to convert this Trust Security or Trust Securities, or the portion designated below, into Common Stock, par value $1.00 per share (the "Common Stock"), of Xerox Corporation or its successor,

("Xerox") in accordance with the terms of the Amended and Restated Declaration of Trust (as amended from time to time, the "Declaration" dated as of November 27, 2001, among Gregory B. Tayler, Timothy MacCarrick and Navin M. Chheda, as Administrative Trustees, Wilmington Trust Company, as Delaware Trustee, Wells Fargo Bank Minnesota, National Association, as Property Trustee, Xerox, as Sponsor, and the Holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to the Declaration). Pursuant to the aforementioned exercise of the option to convert the Trust Security or Trust Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (a) direct Xerox Funding to convert immediately an equivalent aggregate principal amount of Xerox Debentures then held by Xerox Funding on behalf of such Holders, into Common Stock and, if applicable, other securities, cash or property (at the conversion rate specified in the Declaration), and (b) to direct Xerox Funding to direct Xerox to deliver such property to the Property Trustee for delivery to the undersigned.

     The undersigned also hereby directs the Conversion Agent that the shares of Common Stock issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                                    Date:

                                    in whole

                                    in part
                                    Number of Common
                                    Securities to be converted
                                    ($50 Liquidation Amount or
                                    integral multiples thereof):